UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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□Preliminary Proxy Statement

□Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[×]Definitive Proxy Statement

□Definitive Additional Materials

□Soliciting Material Pursuant to §240.14a-12

EVANS BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 21, 2019

To Our Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2019 Annual Meeting of Shareholders of Evans Bancorp, Inc.  The Annual Meeting this year will be held at Evans Bancorp, Inc.,  One Grimsby Drive, Hamburg, NY 14075, on Thursday, April 25,  2019 at 9:00 a.m.  The formal Notice of the Annual Meeting is set forth on the following page.

The enclosed Notice and Proxy Statement contain details concerning the business to come before the 2019 Annual Meeting.  The Board of Directors of Evans Bancorp recommends a vote “FOR” the election of David J. Nasca,  David R. Pfalzgraf,  Thomas H. Waring, Jr.,  and Lee C. Wortham for a three year term.  The Board of Directors of Evans Bancorp also recommends a vote “FOR” the approval of the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan, “FOR” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, for the frequency of future advisory votes on named executive officer compensation to be every “ONE YEAR”, and “FOR” ratification of the appointment of KPMG LLP as Evans Bancorp’s independent registered public accounting firm for fiscal year 2019.

To Vote:

Your vote is important, regardless of whether or not you attend the Annual Meeting in person.  I urge you to sign, date, and return the enclosed proxy card in the postage-paid envelope provided as promptly as possible. In this way, you can be sure that your shares will be voted at the meeting.  If you are voting “FOR” the election of the nominated directors, “FOR” the approval of the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan,  “FOR” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, for the frequency of future advisory votes on named executive officer compensation to be every “ONE YEAR”, and “FOR” ratification of the appointment of KPMG LLP as Evans Bancorp, Inc.’s independent registered public accounting firm for fiscal year 2019, you need only date, sign and return the proxy card.

Voting is tabulated by an independent firm; therefore, to ensure that your vote is received in a timely manner, please mail the white proxy card in the envelope provided - do not return the proxy card to Evans Bancorp, Inc.

To Attend the Annual Meeting:

To ensure that our reservation count will be accurate, if you plan to attend the meeting, please complete the appropriate section on the white proxy card and return it in the postage-paid envelope provided - do not return the proxy card to Evans Bancorp, Inc.

PLEASE NOTE THAT, DUE TO LIMITED SEATING, WE WILL NOT BE ABLE TO ACCOMMODATE GUESTS OF OUR SHAREHOLDERS AT THE ANNUAL MEETING, AND MUST LIMIT ATTENDANCE TO SHAREHOLDERS ONLY.

Thank you for your confidence and support.

Sincerely,

David J. Nasca

President and Chief Executive Officer

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EVANS BANCORP, INC.

One Grimsby Drive

Hamburg, NY 14075

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 25, 2019

The Thirty-First Annual Meeting of Shareholders of Evans Bancorp, Inc., a New York corporation (the "Company"), will be held on Thursday, April 25,  2019 at 9:00 a.m. at Evans Bancorp, Inc.,  One Grimsby Drive, Hamburg, NY, for the following purposes:

(1)	To elect the four nominees named in the Proxy Statement as directors of the Company for a three-year term, each until the election and qualification of his or her successor.

(2)To approve the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan.

(3)To approve, on an advisory basis, the compensation paid to the Company’s named executive officers.

(4)To approve on an advisory basis, the frequency of future advisory votes on named executive officer compensation to be every year.

(5)To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

(6)To act upon such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 25, 2019

The Company’s Proxy Statement and 2018 Annual Report, which includes the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, are available on the Company’s website at www.evansbancorp.com.

The Board of Directors has fixed the close of business on March 4, 2019 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

A copy of the Company's Annual Report to Shareholders and Annual Report on Form 10-K for the Company’s 2018 fiscal year are enclosed for your reference.

Please complete and return the enclosed proxy card in the accompanying postage-paid, addressed envelope as soon as you have had an opportunity to review the attached Proxy Statement.

By Order of the Board of Directors

Robert G. Miller, Jr.
Secretary

Hamburg, New York

March 21, 2019

EVANS BANCORP, INC.

One Grimsby Drive

Hamburg, NY 14075

PROXY STATEMENT

Dated March 21, 2019

For the Annual Meeting of Shareholders to be held April 25, 2019

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Evans Bancorp, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies for use at the Thirty-First Annual Meeting of Shareholders (the "Annual Meeting") to be held at Evans Bancorp, Inc.,  One Grimsby Drive, Hamburg, NY, on Thursday, April 25, 2019 at 9:00 a.m. and at any adjournments thereof.  To obtain directions to be able to attend our Annual Meeting and vote in person, please contact Michelle Baumgarden at (716) 926-2000.

Shares of common stock represented by a proxy in the form enclosed, properly executed, will be voted in the manner instructed, or if no instructions are indicated, “FOR” the election of director nominees named therein, “FOR” the approval of the Evans Bancorp, Inc. 2019 Long-Term Incentive Plan, “FOR” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, for the frequency of future advisory votes on named executive officer compensation to be every “ONE YEAR”, and “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019.  The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Any shareholder of record may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.  Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the meeting.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

The enclosed proxy is being solicited by the Board of Directors of the Company.  The total cost of solicitation of proxies in connection with the Annual Meeting will be borne by the Company.

This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about March 21, 2019.

The following proposals will be considered at the meeting:

Proposal I – To elect the four nominees named herein as directors of the Company to hold office for the term of three years.

Proposal II – To approve the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan

Proposal III – To approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“Say on Pay”).

Proposal IV – To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation (“Say on Pay Frequency”).

Proposal V – To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

The Board of Directors of the Company unanimously recommends that you vote “FOR” election of the directors identified as nominees under Proposal I, “FOR” Proposals II, III and V, and for the option of every “ONE YEAR” on Proposal IV.

Voting Securities

Only holders of shares of common stock of record at the close of business on March 4, 2019 are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof.  At the close of business on March 4, 2019, the Company had 4,858,646 shares of common stock outstanding.  For all matters to be voted on at the Annual Meeting, holders of common stock are entitled to one vote per share.

A quorum of shareholders is necessary to hold a valid Annual Meeting.  A majority of shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  Broker non-votes and abstentions will be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum.  A broker non-vote occurs on an item when a broker is not permitted to vote on that item without timely instruction from the beneficial owner of the shares and no instruction is given.

Vote Required and Board Recommendations

	Proposal	Vote Required	Board Recommendation

I.	Election of Directors	Plurality of the votes cast	“FOR” election of the nominated directors

II	Approval of the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan	Majority of the votes cast	“FOR” the approval of the Evans Bancorp’s 2019 Long-Term Equity Incentive Plan

III.	Advisory “Say-on-Pay” Vote	Majority of the votes cast	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers

IV.	Advisory “Say-on-Pay Frequency” Vote	Majority of the votes cast	For the frequency of every “ONE YEAR” for future Say-on-Pay votes
V.	Ratification of Appointment of Independent Public Accounting Firm for 2019	Majority of the votes cast	“FOR” ratification of the appointment of KMPG LLP

Plurality Vote – Proposal I

Under New York law and the Company's bylaws, directors are elected by the affirmative vote, in person or by proxy, of a plurality of the votes cast at a meeting at which a quorum is present.  Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors.  This means that, for Proposal I, the four director nominees identified in this Proxy Statement will be elected if they receive more affirmative votes than any other nominees.  If, as the Company anticipates, the four director nominees identified in this Proxy Statement are unopposed, they each only need to receive a single vote to be elected.  In this instance, withholding authority to vote for a particular candidate will have no effect on the results of Proposal I.

Majority Vote – Proposals II, III,  IV, and V

The approval of the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan (Proposal II), the approval of the Say on Pay advisory vote (Proposal III), the selection of a frequency for future Say on Pay advisory votes (Proposal IV), and the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal 2019 (Proposal V),  require for adoption the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote on the proposal at the Annual Meeting.

For Proposals II, III and V, this means that, in order for each of these proposals to be approved by the Company’s shareholders, the number of votes cast “For” a particular proposal must be greater than the number of votes cast against that proposal.

For Proposal IV, the affirmative vote of a majority of the votes cast means that for one frequency to be deemed to have been chosen by shareholders, the number of votes cast for that frequency must exceed the aggregate number of votes cast for the other two frequencies.  However, although the legal voting standard is a majority vote, the Board values the opinions of our shareholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other frequencies, even if less than a majority, the Board will take that into account in determining how frequently the Say on Pay advisory vote occurs in the future.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting.  However, broker non-votes will not be treated as votes “cast” at the Annual Meeting, and will have no effect on the outcome of any of the proposals to be considered at the Annual Meeting.    Likewise, for Proposals I, III, IV and V, abstentions will not be treated as votes “cast” at the Annual Meeting, and will have no effect on the outcome of these Proposals.

For Proposal II (approval of the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan), abstentions are considered “votes cast” under applicable rules of the New York Stock Exchange, and thus will have the same effect as a vote “against” the proposal.

If you hold your shares (i.e., they are registered) through a bank, broker or other nominee in “street name” but you do not provide the firm that holds your shares with your specific voting instructions, it will only be allowed to vote your shares on your behalf in its discretion on “routine” matters, but it cannot vote your shares in its discretion on your behalf on any “non-routine” matters.  This result is known as a “broker non-vote”.  Proposal I relating to the election of your Board’s nominees for Directors, Proposal II relating to the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan, Proposal III relating to Say on Pay, and Proposal IV relating to Say on Pay Frequency, are considered “non-routine” matters.  Proposal V relating to the appointment of the Company’s independent auditors for fiscal year 2019 is considered a “routine” matter.  While your broker will have discretionary authority to vote your uninstructed shares “for” or “against” or “abstaining” from voting on Proposal V, your broker will have no discretionary authority to vote your shares on Proposals I, II,  III, and IV at the Annual Meeting.  If you hold your shares in street name, please follow the voting instructions sent to you by your bank, broker or other nominee.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information, as of March 4, 2019, concerning:

•Each person whom we know beneficially owns more than 5% of our common stock.

•Each of our directors and nominees for the Board of Directors.

•Each of our Named Executive Officers, as defined below under “Executive Compensation”.

•All of our directors and executive officers as a group.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to our securities.  Except as indicated in the footnotes to this table, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned.  The number of shares beneficially owned by each person as of March 4, 2019 includes shares of common stock that such person has the right to acquire on or within 60 days after March 4, 2019 upon the exercise of vested stock options and also includes shares of restricted stock that are subject to forfeiture and transfer restrictions until the vesting date thereof.  For each person or group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person, calculated as described in the previous sentence, by the sum of the 4,858,646 shares of common stock outstanding on March 4, 2019 plus the number of shares of common stock that such person or group has the right to acquire on or within 60 days after March 4, 2019. Beneficial ownership representing less than one percent is denoted with an "*".

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Directors, Director Nominees and Officers
Michael A. Battle	1,542	*
James E. Biddle, Jr.	21,473	*
John B. Connerton (1)	22,692	0.50%
Jody L. Lomeo	1,568	*
Robert G. Miller, Jr. (2)	103,251	2.11%
Kimberley A. Minkel	993	*
David J. Nasca (3)	127,834	2.59%
Christina P. Orsi	933	*
David R. Pfalzgraf, Jr.	2,630	*
Michael J. Rogers	5,085	*
Oliver Sommer	2,230	*
Nora B. Sullivan	3,105	*
Thomas H. Waring, Jr. (4)	13,563	*
Lee C. Wortham	13,628	*
Directors, director nominees and executive officers as a group; 14 persons (5)	319,430	6.42%

5% Security Holders
FJ Capital Management LLC (6) 1313 Dolley Madison Blvd., Suite 306 McLean, VA 22101	467,300	9.62%
RMB Capital Management, LLC (7) 115 S. LaSalle Street, 34th Floor Chicago, IL 60603	381,260	7.85%
Manulife Financial Corporation (8) 200 Bloor Street East Toronto, Ontario, Canada M4W 1E5	333,025	6.85%

(1)

Includes 13,205 shares that Mr. Connerton may acquire by exercise of options exercisable on March 4, 2019 or within 60 days thereafter and 2,125 shares of restricted stock that are subject to forfeiture and transfer restrictions until the vesting date thereof.

(2)

Includes 33,711 shares that Mr. Miller may acquire by exercise of options exercisable on March 4, 2019 or within 60 days thereafter and 3,362 shares of restricted stock that are subject to forfeiture and transfer restrictions until the vesting date thereof.

(3)

Includes 2,344 shares owned jointly by Mr. Nasca and his wife, 552 shares owned by Mr. Nasca’s children, 70,300 shares that Mr. Nasca may acquire by exercise of options exercisable on March 4, 2019 or within 60 days thereafter and 6,037 shares of restricted stock that are subject to forfeiture and transfer restrictions until the vesting date thereof.

(4)	Includes 1,098 shares held by Mr. Waring’s wife.
(5)	Includes 117,216 shares that such persons may acquire by exercise of options exercisable on March 4, 2019 or within 60 days thereafter.
(6)

Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2019.  According to that report, the aggregate holdings consist of 427,520 shares held by Financial Opportunity Fund LLC of which FJ Capital Management LLC (“FJ Capital) is the managing member and 39,780 shares held by a managed account that FJ Capital manages and of which FJ Capital is the managing member (reporting shared voting and dispositive power with respect to 467,300 shares).

(7)

Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2019 by RMB Capital Holdings, LLC (reporting shared voting and dispositive power with respect to 381,260 shares), RMB Capital Management, LLC (reporting shared voting and dispositive power with respect to 381,260 shares), Iron Road Capital Partners LLC. (reporting shared voting and dispositive power with respect to 12,821 shares), RMB Mendon Managers, LLC (reporting shared voting and dispositive power with respect to 277,795 shares) and Mendon Capital Advisors Corp. (reporting shared voting and shared dispositive power with respect to 90,644 shares).

(8)

Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2019 on behalf of Manulife Financial Corporation (“MFC”) and MFC’s indirect, wholly-owned subsidiaries, Manulife Asset Management (US) LLC (“MAM (US)”), and Manulife Asset Management Limited ("MAML").  MAM (US) reported sole voting and dispositive power with respect to 333,025  shares, and MAML reported sole voting and dispositive power with respect to 4,075 shares.

Equity Compensation Plans.  All equity compensation plans maintained by the Company were approved by the Company’s shareholders.  Shown below is certain information as of December 31, 2018 concerning the shares of the Company’s common stock that may be issued under existing equity compensation plans.

Equity Compensation Plan Information
Equity Compensation Plans Approved by Security Holders	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (1)
Evans Bancorp, Inc. 2009 Long-Term Equity Incentive Plan	152,542	$18.96	70,921
Evans Bancorp, Inc 2013 Employee Stock Purchase Plan	-	-	104,123
Total	152,542	$18.96	175,044

(1) This column excludes shares reflected under the column “Number of Securities to be issued upon exercise of outstanding options.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's officers and directors, the Company believes that during or with respect to fiscal year 2018, all reports required by Section 16(a) of the Exchange Act were timely filed, except that Christina P. Orsi filed one late report on Form 4 to disclose one transaction that occurred on June 6, 2018.

PROPOSAL I – ELECTION OF DIRECTORS

The Company's bylaws provide for a classified board of directors, with three classes of directors, each nearly as equal in number as possible.  Each class serves for a three-year term, and one class is elected each year.  The Board of Directors is authorized by the Company's bylaws to fix from time to time, the number of directors that constitute the whole Board of Directors.  The Board size has been set at thirteen members.  The nominees for director at the 2019 Annual Meeting are: David J. Nasca, David R. Pfalzgraf, Jr.,  Thomas H. Waring, Jr., and Lee C. Wortham, for terms to expire at the 2022 Annual Meeting and until their successors are duly elected and qualified.

The Board of Directors has no reason to believe that any nominee would be unable or unwilling to serve, if elected. In the event that any nominee for director becomes unavailable and a vacancy exists, it is intended that the Nominating Committee of the Board of Directors will recommend a substitute nominee for approval by the Board of Directors.

Required Vote

Under New York law and the Company’s bylaws, directors are elected by the affirmative vote, in person or by proxy, of a plurality of the votes cast at a meeting at which a quorum is present.  Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors.  This means that, for Proposal I, the four director nominees identified in this Proxy Statement will be elected if they receive more affirmative votes than any other nominees.  Votes to withhold in an uncontested election and broker non-votes will have no effect on the outcome of this vote.

Unless otherwise directed, the persons named in the proxy card intend to vote shares as to which proxies are received “FOR” the director nominees: David J. Nasca,  David R. Pfalzgraf, Jr.,  Thomas H. Waring, Jr., and Lee C. Wortham.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

INFORMATION REGARDING DIRECTORS, DIRECTOR NOMINEES

AND EXECUTIVE OFFICERS

The following tables set forth the names, ages, and positions of the director nominees, the directors continuing in office, and the executive officers of the Company:

Nominees for Director:

Name	Age	Position	Term to Expire	Independent*
David J. Nasca †	61	Director	2022	No
		President and Chief Executive Officer of the
		Company
		President and Chief Executive Officer of
		Evans Bank, N.A.
David R. Pfalzgraf, Jr.	49	Director	2022	Yes
Thomas H. Waring, Jr.	61	Director	2022	Yes
Lee C. Wortham	61	Director	2022	Yes

† Executive Officer

* Independence has been determined by the Company’s Board of Directors in accordance with the listing rules of NYSE American.

Directors Continuing in Office and Executive Officers:

Name	Age	Position	Term Expires	Independent*
Michael A. Battle	63	Director	2020	Yes
James E. Biddle, Jr.	57	Director	2020	Yes
Jody L. Lomeo	50	Director	2020	Yes
Robert G. Miller, Jr. †**	62	Director	2021	No
		Secretary of the Company
		President of The Evans Agency, LLC
		Executive Vice President of Evans Bank, N.A.
Kimberley Minkel	53	Director	2021	Yes
Christina Orsi	47	Director	2021	Yes
Michael J. Rogers	61	Director	2021	Yes
Oliver H. Sommer	51	Director	2021	Yes
Nora B. Sullivan	61	Director	2020	Yes
John B. Connerton †	52	Treasurer of the Company	---	---
		Chief Financial Officer of Evans Bank, N.A.

† Executive Officer

*  Independence has been determined by the Company’s Board of Directors in accordance with the listing rules of NYSE American.

**Mr. Miller, will be retiring from the positions of Secretary of the Company, President of The Evans Agency, LLC,    and Executive Vice President of Evans Bank, N.A. effective March 29, 2019, but will continue to serve as a director of the Company.

Directors, Director Nominees and Executive Officer Information.

Set forth below are the biographies of (1) each of the nominees and continuing directors containing information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company, and (2) the executive officers of the Company.

Nominees for Director

Mr. Nasca has been a director of the Company since 2006.  Mr. Nasca also serves as the President and Chief Executive Officer of the Company and as President and Chief Executive Officer of the Bank.  He has held the position of President of the Company and the Bank since 2006, and Chief Executive Officer of the Company and the Bank since 2007.  Mr. Nasca served as Chief Operating Officer of LifeStage, LLC, a health care services startup company, from October 2005 to August 2006.  From June 2004 to July 2005, Mr. Nasca served as Executive Vice President of Strategic Initiatives of First Niagara Financial Group.  Mr. Nasca held the position of Executive Vice President, Consumer Banking Group, Central New York Regional Executive of First Niagara Financial Group from June 2002 through June 2004.  From October 2000 to June 2002, Mr. Nasca served as President and CEO of Iroquois Financial, Inc. and Cayuga Bank which were wholly owned by First Niagara Financial Group.  Mr. Nasca serves as President and CEO of the Company and the Bank pursuant to an employment agreement with the Company and the Bank.  As President and CEO, Mr. Nasca provides our Board with information gained from hands-on management of our operations, identifying our near-term and long-term challenges and opportunities.  The Board has determined that Mr. Nasca’s significant experience in the banking industry over the past 30 years, including operational, financial, and executive roles, as well as his unique perspective as leader of our management team, qualifies him for service as a member of our Board of Directors.

Mr. Pfalzgraf has been a director of the Company since 2014.  He has been a Managing Partner of Rupp, Baase, Pfalzgraf, Cunningham LLC, a law firm specializing in private business enterprises ranging from closely-held family businesses to multi-national corporations, since April 2000.  Mr. Pfalzgraf leads the firm’s corporate practice group, working primarily with private business enterprises ranging from closely-held family businesses to multi-national corporations.  He assists clients with all corporate needs including business formations, restructurings, mergers and acquisitions, financing and investment, development, labor and employment issues, and commercial transactions.  Mr. Pfalzgraf’s extensive legal and business experience makes him a valuable member of our Board of Directors, to serve as Chairman of its Corporate Governance and Nominating Committee, and to serve as a member of the Human Resource and Compensation Committee.

Mr. Waring has been a director of the Company since 1998.  He has owned and managed Waring Financial Group, a financial planning, insurance and financial services and sales firm since 1996.  Waring Financial Group was renamed GCW Risk and Benefit Solutions LLC in 2016.  Mr. Waring is the majority member of GCW Capital Group, LLC. Additionally, Mr. Waring is the majority member of GCW Capital, LLC, a fee only independent registered investment advisory entity formed in August 2014 and registered with the SEC.  GCW Capital, LLC and GCW Risk and Benefit Solutions, LLC market themselves to the public under the brand GCW Capital Group, LLC.  He has also been the managing member of Family & Business Directions, LLC, a fee-based consulting business serving family-held and closely-held business owners, their families, and key executives, since 2010.  In 2015, Mr. Waring became a member of Mallard Advisory Group, LLC.  The firm consists of principals with diverse backgrounds and expertise in serving businesses facing ownership and other major transitions. Mr. Waring’s financial services experience provides the Board with a deeper understanding of the products and services which the Company needs to provide in the marketplace to remain competitive, as well as the delivery of those products and services. He has also been the managing member of Family & Business Directions, LLC, a fee-based consulting business serving family-held and closely-held business owners, their families, and key executives, since 2010.  Mr. Waring frequently advises high net worth individuals, family business owners and closely-held business owners.  He is experienced in providing strategic planning and development advice, including designing and implementing executive and key employee benefits.  We believe that Mr. Waring’s qualifications to serve on our Board of Directors, as Chairman of the Human Resource and Compensation Committee and as a member of the Board’s Corporate Governance and Nominating Committee include his extensive sales and marketing experience with a financial services company, as well as his executive leadership and management experience.

Mr. Wortham has been a director of the Company since 2011 and has served as Chairman since April 2018.  He has been a Partner and COO at Barrantys LLC, a consultant and service provider to wealthy families and family offices, since 2007.  Prior to his role with Barrantys, Mr. Wortham was an Executive Vice President of First Niagara Financial Group from 2005 to 2007, where his responsibilities included wealth management, risk management, and corporate marketing.  From 1999 to 2005, Mr. Wortham was the Executive Vice President of Global Private Client Services, Product Development, and Central Operations for The Bank of New York.  Mr. Wortham held several positions at Chase Manhattan Bank and Chemical Bank (currently JP Morgan Chase & Co.) from 1985 to 1999, including leading the Global Private Bank’s activities in Europe, the Middle East, and Africa while based in London, England.  He started his career at M&T Bank in retail banking from 1980 to 1985.  In 2018, Mr. Wortham joined the board of directors of Albany International Corp, a publicly traded global advanced textiles and materials processing company.  Mr. Wortham’s extensive experience in the financial services industry makes him a valuable member of our Board, and its Audit, Human Resource and Compensation, and Enterprise Risk Committees.  His expertise has been valuable in helping the Board evaluate the Company’s strategies to diversify its product offerings and revenue streams as a growing and competitive financial institution.

Directors Continuing in Office and Executive Officers

Mr. Battle has been a director of the Company since August 2016.  He has been a partner of the Washington, DC office of Barnes & Thornburg LLP, specializing in white collar criminal defense, as a member of the firm’s Litigation Department since April 2016.  Mr. Battle’s practice focuses on commercial and civil litigation, white collar criminal matters, and appeals.  Prior to his role with Barnes & Thornburg, Mr. Battle was a senior partner of Schlam, Stone & Dolan LLP from 2010 – April 2016 and was a partner of Fulbright & Jaworski LLP from 2007 – 2010.  He was Director of the Executive Office for United States Attorneys from 2005 – 2007, providing administrative oversight of all 93 United States Attorneys and serving as a liaison between the United States Attorneys and the Justice Department and other federal agencies.  Mr. Battle served as United States Attorney with the United States Attorney’s Office, Western District of New York, from 2002 – 2005.  From 1996 – 2002, he was appointed by Governor George Pataki (and subsequently elected) to serve as Judge for Erie County Family Court, providing rulings in thousands of family-law and matrimonial cases.  Mr. Battle served as Attorney in Charge with the New York State Attorney’s Office, Buffalo Regional Office, from 1995 – 1996.  He was the Assistant Federal Defender with the Federal Defender’s Office, Western New York, from 1992 – 1995 and Assistant United States Attorney with the United States Attorney’s Office, Western District of New York, from 1985 – 1992.  Mr. Battle began his career as an Attorney with the Legal Aid Society of New York, Civil Division, from 1981 – 1985.  We believe that Mr. Battle’s wide-ranging and extensive legal and governance experience make him a valuable member of our Board and its Enterprise Risk Committee and Corporate Governance and Nominating Committee.

Mr. Biddle has been a director of the Company since 2001.  He has served as the Chairman and Treasurer of Mader Construction Co., Inc., since 2001.  Mr. Biddle also has served as the Chief Financial Officer of Bullis Investors, LLC, since 2007.  In addition, Mr. Biddle has served as the Vice President and Treasurer of Arric Corp., an environmental remediation company.  Mr. Biddle has extensive experience in the construction sector, an attribute that enables him to assist the Board in understanding the opportunities and risks of a large component of our loan portfolio.  In addition, his experience as a treasurer provides the Board with skills in assessing risk and exercising diligence, which are functions relevant to his service on the Board’s Enterprise Risk Committee.   We believe that Mr. Biddle’s work in the construction industry, his continuing executive experience, and his proven financial acumen make him a very valuable member of our Board and its Audit Committee and Enterprise Risk Committee.

Mr.  Lomeo has been a director of the Company since April 2017.  He has been the President and Chief Executive Officer of Kaleida Health, a healthcare provider in Western New York, since April of 2014 and served as interim CEO from January 2014 - February 2014.  In addition to Kaleida Health, since 2014 he has served as the President and Chief Executive Officer of the Great Lakes Health System of Western New York, the parent organization responsible for integrating the clinical activities of Kaleida Health, Erie County Medical Center Corporation (ECMC), University at Buffalo and the Center for Hospice & Palliative Care.  Mr. Lomeo served as CEO of ECMC from 2009 - 2014.  We believe Mr. Lomeo’s significant executive experience and community leadership qualify him to serve as an integral member of our Board of Directors and its Corporate Governance and Nominating Committee and Human Resource and Compensation Committee.

Mr. Miller has been a director of the Company since 2001 and has served as the Secretary of the Company since April 2010.  He has served as the President of The Evans Agency, LLC (“TEA”), an indirect wholly-owned subsidiary of the Company, since 2000 and as Executive Vice President of Evans Bank, N.A. (the  “Bank”) since December 2009.  He also has served as the President of Evans National Financial Services, LLC, a wholly-owned subsidiary of the Company, since May 2002.  Mr. Miller’s substantial experience in the financial services industry gives him a solid foundation from which to advise the Board with respect to financial service acquisition opportunities, and his experience overseeing a financial sales force provides him with a practical background on matters such as developing strategies to succeed in a highly competitive marketplace.  Mr. Miller will be retiring from the positions of Secretary of the Company, President of The Evans Agency, LLC, and Executive Vice President of Evans Bank, N.A. effective March 29, 2019, but will continue to serve as a director of the Company.

Ms. Minkel has been President and Executive Director of the Niagara Frontier Transportation Authority (“NFTA”) since 2010.  Ms. Minkel is responsible for managing a transportation system including light rail, bus, paratransit, and two airports within Western New York.  Ms. Minkel manages an annual $225 million operating and capital budget that provides efficient and professional transportation services while engaging with board members, over 1,500 employees, stakeholders, and the general public in a manner consistent with the needs of a diverse community.  Before her role as President and Executive Director of the NFTA, Ms. Minkel served as Director of Risk, Health, Safety, and Environmental Quality for the NFTA.  In this role, she provided functional leadership within the areas of risk management including loss control, environmental, and safety.  We believe Ms. Minkel’s extensive executive experience and community leadership qualify her to serve on our Board of Directors and its Human Resource and Compensation Committee.

Ms. Orsi has been Associate Vice President of the Office of Economic Development for the University at Buffalo (“UB”) since 2015.  In this role, Ms. Orsi leads UB’s Business and Entrepreneur Partnership with a focus on connecting business with UB faculty for collaboration on research and development; enabling business access to programs like START UP NY to help companies grow in New York State; and supporting the commercialization of faculty inventions to move the from idea to market.  From 2007-2015, Ms. Orsi was the Executive Director of the Regional Economic Development Council and Regional Director for Western New York for the Empire State Development Corporation.  In this role, Ms. Orsi provided strategic direction for the Regional Economic Development Council, established collaboration among diverse leaders throughout Buffalo Niagara, and led implementation of the Buffalo Billion Investment Strategy.  We believe that Ms. Orsi’s extensive knowledge of economic development programs, private sector policy issues, and government agencies at the state, regional, and municipal levels qualify her to serve on our Board of Directors and its Enterprise Risk and its Human Resource and Compensation Committee.

Mr. Rogers has been a director of the Company since 2011.  He is a certified public accountant in New York State and the managing member of a real estate development company, Oakgrove Development, LLC, a position he has held since 2009.  Mr. Rogers was the Executive Vice President and Chief Financial Officer of Great Lakes Bancorp, Inc., the parent company of Greater Buffalo Savings Bank, from 2006 to 2008.  From 2004 to 2006, Mr. Rogers worked as an independent consultant, principally on Sarbanes-Oxley initiatives and business rationalization reviews.  Mr. Rogers worked at KPMG LLP, a leading accounting firm, from 1984 to 2004, serving as an audit partner from 1995 to 2004.  In his role as an auditor at KPMG LLP, Mr. Rogers worked on several engagements for financial institutions, particularly banks.  His many years of experience have provided Mr. Rogers with a very strong knowledge base on the banking industry.  His previous roles as an audit partner, SEC reviewing partner, and CFO also demonstrate his high level of competence in the areas of finance and accounting in general, and SEC reporting in particular, qualify him to be our Audit Committee Chairman and a member of the Board’s Enterprise Risk Committee, and provide the Board an additional expert on these matters in an increasingly complex regulatory environment.

Mr. Sommer has been a director of the Company since April 2017 and has been Vice Chairman of the Board since April 2018.  He has been a partner with The River Group, a management consulting firm assisting CEOs and senior executive transform their organizations and leaders in order to achieve strategic intent, since July 2013.  His role includes leading the marketing, business development, practice development, client engagement management, infrastructure establishment, and recruiting efforts.  Prior to his role with The River Group, Mr. Sommer was Executive Vice President, Corporate Development, with First Niagara Financial Group, Inc. (now part of KeyCorp.) from 2010 – 2013, providing financial services to individuals, families and businesses across Upstate New York, Pennsylvania, Connecticut and Massachusetts.  Mr. Sommer was the President of Aston Associates / Aston Strategic Capital, a boutique advisory firm for financial institutions and their investors, from 2004 – 2010, and Managing Director from 1996 – 2003.  We believe Mr. Sommer’s extensive experience in the financial services industry in a variety of roles, but in particular in corporate strategy and development, make him well-qualified to serve on our Board of Directors and to serve as Chairman of its Enterprise Risk Committee, and to serve as a member of the Corporate Governance and Nominating Committee.

Ms. Sullivan has been a director since 2013.  She is President of Sullivan Capital Partners, LLC, a financial services company providing investment banking and consulting services to closely-held private businesses.  Ms. Sullivan focuses on strategic planning, mergers and acquisitions, and governance matters.  Prior to founding Sullivan Capital Partners in 2004, Ms. Sullivan worked for Citigroup Private Bank from 2000 to 2004, providing wealth management and private equity services to high net worth clients.  From 1995 to 1999, Ms. Sullivan was Executive Vice President of Rand Capital Corporation, a publicly traded closed-end investment management company providing capital and managerial expertise to small and mid-size businesses.  Ms. Sullivan began her career in the legal profession where she held various positions with significant legal responsibility and acquired a solid foundation in corporate related matters and business transactions. In 2015, Ms. Sullivan joined the board of directors of 22nd Century Group, Inc. a publicly traded company that is in the plant biotechnology industry and is a leader in tobacco harm reduction. She is currently and has been a member of the board of directors of several privately held businesses, working closely with fellow board members, management and ownership on strategic planning initiatives, developing exit strategies and implementing sound governance practices.  We believe Ms. Sullivan’s unique combination of legal experience and financial services expertise qualifies her to serve on our Board of Directors, and as a member of the Board’s Audit Committee and Corporate Governance and Nominating Committee.

Mr. Connerton was appointed Treasurer of the Company and Chief Financial Officer of the Bank on November 30, 2015.  Prior to his appointment as Treasurer of the Company he had served as Principal Accounting Officer of the Company between 2002 and 2010 and again between 2013 and 2015. He has also served as Senior Vice President and Treasurer of the Bank since 2010.  Prior to joining the Company, Mr. Connerton was a Senior Auditor specializing in auditing and consulting for banking, healthcare and manufacturing clients at Deloitte & Touche LLP.

CORPORATE GOVERNANCE

Independence of Directors

A majority of the Board of Directors, and all members of the Audit, Human Resource and Compensation, and Corporate Governance and Nominating Committees, are independent, as affirmatively determined by the Board, consistent with the criteria established by NYSE American and as required by our bylaws.

The Board has conducted an annual review of director independence for all current nominees for election as directors and all continuing directors.  During this review, the Board considered transactions and relationships during the prior year between each director or any member of his or her immediate family and the Company and its subsidiaries, affiliates and principal shareholders, including those of the type described below under “Transactions with Related Persons.”  The Board also examined transactions and relationships between directors or their affiliates and members of senior management or their affiliates.  The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that the nominees David R. Pfalzgraf, Jr., Thomas H. Waring, Jr., and Lee C. Wortham meet the Company’s standard of independence, as do the following continuing directors: Michael A. Battle, James E. Biddle, Jr., Jody L. Lomeo, Kimberley Minkel, Christina Orsi, Michael J. Rogers, Oliver H. Sommer, and Nora B. Sullivan.   David J. Nasca and Robert G. Miller, Jr. were determined not to be independent because they are currently executive officers of the Company.

Leadership Structure.    Lee C. Wortham has served as Chairman of the Company’s Board of Directors since April 2018.  In his capacity as Chairman, Mr. Wortham chairs meetings of the Board and executive sessions of the Board, coordinates the activities of the other independent directors, and performs such other duties and responsibilities as the Board of Directors may determine.  These duties also include chairing meetings of the Company’s shareholders, overseeing the preparation of agendas for meetings of the Board, keeping directors informed through the timely distribution of information and reports, maintaining contact with the Company’s CEO between meetings to stay current on developments and to determine when it may be appropriate to alert the Board to significant pending developments, serving as a liaison between independent directors and the CEO with respect to sensitive issues, and other matters.

We separated the positions of Chairman and CEO in 2001.  While the separation of these positions is not required by our bylaws, we believe that it is the most appropriate leadership structure for us at this time.  We believe that it is advantageous to separate the two positions in order to provide for independent director control over Board agenda and information flow, encourage open and lively communication between the independent directors and management, and to help balance the leadership of the Board.

Board of Directors Stock Ownership. Upon his or her first election or appointment to the Board of Directors, a new director must hold, or must obtain within 60 calendar days after such election or appointment, not less than $10,000 aggregate market value of the Company's common stock, based on the trailing 365-day average price.  A new director has a period of 5 years from the beginning of such director’s term of office to obtain the required $50,000 aggregate market value of the Company’s common stock, discussed below under “Board of Director Committees – Corporate Governance and Nominating Committee”.  The value of a new director’s qualifying shares at the beginning of his or her term in office will be determined as of the date purchased or the date on which the individual becomes a director, whichever value is greater.  As of the date of this Proxy Statement, all directors are in compliance with the Board of Directors stock ownership requirements.    Our Insider Trading Policy prohibits directors from engaging in any hedging or monetization transactions involving Evans Bancorp securities.

Oversight of Risk Management.  In 2017, the Board of Directors established an Enterprise Risk Committee (“ERC”), which is responsible for overseeing and approving company-wide risk management practices throughout the Company, overseeing management’s risk assessment process and risk management infrastructure, reviewing management’s risk-management framework in the context of the Company’s size and business activities, and advising on risks that the Company may face. The ERC will review and discuss with management, at least annually, the Company’s risk governance structure and the Company’s risk management and risk assessment guidelines and policies regarding market, credit, operations, liquidity, funding, reputation, cybersecurity and franchise risk, and the Company’s risk tolerance. The ERC will review at least quarterly the major risk exposures of the Company and its business units against established risk management methodologies and targets. The Board’s role in the Company’s risk oversight process includes receiving reports, at least quarterly, from members of senior management on areas of material risk to the Company, including operational, financial, credit, liquidity, legal and regulatory, and strategic and reputational risks.  The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies.  When a committee receives the report, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting.  This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.  The Board’s role in the Company’s risk oversight process has not directly impacted its leadership structure.

Compensation Risk.    The Human Resource and Compensation Committee considers risk and its influence on the Company's compensation programs. This Committee reviews each compensation element individually and in the aggregate to ensure that the overall compensation program provides a balanced perspective that ultimately aligns pay with performance while also ensuring bonus / incentive programs do not motivate inappropriate risk-taking.  Equity award levels and practices are set to foster shared interests between management and shareholders, but are not considered by the Committee to be at levels that would drive inappropriate behavior. In the Committee's judgment, the compensation policies and practices of the Company do not give rise to material risks.

In addition, the Company is subject to guidance issued by the FDIC, the FRB and the OCC designed to ensure that incentive compensation arrangements at banking organizations appropriately tie rewards to longer-term performance and do not undermine the safety and soundness of the firm or create undue risks to the financial system.  This guidance embodies three core principles, which are: (1) incentive compensation arrangements at a banking organization should provide employees incentives that appropriately balance risk and financial results in a manner that does not encourage employees to expose their organizations to imprudent risks; (2) these arrangements should be compatible with effective controls and risk management, and (3) these arrangements should be supported by strong corporate governance, including active and effective oversight by the organization’s board of directors.  We believe that our incentive compensation programs are in compliance with this guidance.

Policy for Director Attendance at Annual Meeting.  It is the policy of the Company that all directors be present at the Annual Meeting, barring unforeseen or extenuating circumstances.  All directors who were then serving were present at the Company’s 2018 Annual Meeting, except for Oliver Sommer.

Shareholder Communications with the Board of Directors.    Shareholders and other parties interested in communicating directly with the Company’s Board of Directors may do so by writing to the Evans Bancorp, Inc. Board of Directors, One Grimsby Drive, Hamburg, NY 14075.  All correspondence received under this process is compiled and summarized by the Executive Assistant to the President and Chief Executive Officer of the Company and presented to the Board of Directors, in accordance with our Policy for Communication to the Board of Directors.  Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee, as set forth in our Employee Complaint Procedure for Accounting and Auditing Matters.  Each of these policies is available in the Governance Documents section of the Company’s website (www.evansbancorp.com), which can be found under the “Corporate Overview” tab.

Code of Ethics for Chief Executive Officer and Principal Financial Officers.  The Company has a "Chief Executive Officer/Treasurer/Controller Code of Ethics," which is applicable to the Company’s principal executive officer, principal financial officer, and principal accounting officer.  The "Chief Executive Officer/Treasurer/Controller Code of Ethics" is available in the Governance Documents section of the Company’s website (www.evansbancorp.com), which can be found under the “Corporate Overview” tab.  The Company intends to post amendments to or waivers from its code of ethics at this location on its website.

Board Meetings and Attendance at Board of Director and Committee Meetings.  The Company’s Board of Directors met nine times during fiscal 2018, including one strategic planning meeting.  Each incumbent director, except for Christina Orsi, attended at least 75% of the aggregate of: (1) all meetings of the Company’s Board of Directors (held during the period for which he or she served as a director) and (2) all meetings held by the committees of the Company’s Board of Directors on which he or she served (during the periods that he or she served).

Availability of Committee Charters and Other Corporate Governance Documents.  Current copies of the written charters for the Audit Committee, the Human Resource and Compensation Committee, and the Corporate Governance and Nominating Committee, copies of the Company's "Chief Executive Officer/Treasurer/Controller Code of Ethics" and the "Code of Conduct," the "Policy for Communication to the Board of Directors," and the “Employee Complaint Procedure for Accounting and Auditing Matters” are available in the Governance Documents section of the Company's website (www.evansbancorp.com), which can be found under the “Corporate Overview” tab.

BOARD OF DIRECTOR COMMITTEES

The Company’s Board of Directors has four outstanding committees: the Audit Committee, the Corporate Governance and Nominating Committee, the Human Resource and Compensation Committee and the Enterprise Risk Committee.  The members of each committee have been nominated by the Chairman of the Board of Directors and approved by the full Board.  The names of the members of the Audit Committee, the Human Resource and Compensation Committee, and the Corporate Governance and Nominating Committee, together with a brief description of their functions, are set forth below.

Audit Committee:

Michael J. Rogers, Chairman	Nora B. Sullivan
James E. Biddle, Jr.	Lee C. Wortham

The Audit Committee met five times during fiscal 2018.  The Audit Committee is responsible for reviewing the financial information of the Company that will be provided to shareholders and others, overseeing the systems of internal controls which management and the Board of Directors have established, selecting and monitoring the performance of the Company’s independent auditors, and overseeing the Company’s audit and financial reporting processes.  The Board of Directors has determined that James E. Biddle, Jr., Michael J. Rogers, Nora B. Sullivan and Lee C. Wortham each qualify as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K, and that each member of the Audit Committee is an "independent director" in accordance with applicable NYSE American listing requirements, including the heightened independence requirements applicable to Audit Committee members, and Rule 10A-3(b)(1) under the Exchange Act.  The Board of Directors has adopted an Audit Committee Charter, which is available in the Governance Documents section of the Company's website at www.evansbancorp.com, which can be found under the “Corporate Overview” tab.

Human Resource and Compensation Committee:

Thomas H. Waring, Jr., Chairman	David R. Pfalzgraf, Jr.
Jody L. Lomeo	Lee C. Wortham
Kimberley Minkel
Christina Orsi

The Human Resource and Compensation Committee met four times during fiscal 2018.  The Human Resource and Compensation Committee is responsible for administering the Company’s 2009 Long-Term Equity Incentive Plan and awarding new grants thereunder, for administering the Evans Excels Performance Incentive Plan, the Employee Stock Purchase Plan, the Executive Severance Plan, the SERP Plans (defined below), the Deferred Compensation Plan, and the Executive Incentive Retirement Plan, for making such determinations and recommendations as the Human Resource and Compensation Committee deems necessary or appropriate regarding the remuneration and benefits of employees of the Company and its subsidiaries, and, in addition, for reviewing with management the Compensation Discussion and Analysis and providing a report recommending to the Board of Directors whether the Compensation Discussion and Analysis should be included in the Proxy Statement.

The Human Resource and Compensation Committee has the authority to act on behalf of the Board of Directors in setting compensation policy, administering Board or shareholder approved compensation plans, approving benefit programs and making decisions for the Board with respect to compensation of senior management.  Except as otherwise required by the applicable rules of the SEC or the NYSE American, the Human Resource and Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Human Resource and Compensation Committee, the Board or members of management.  As discussed in more detail below under “Compensation Discussion and Analysis,” the Company’s executive officers may attend Human Resource and Compensation Committee meetings to present data and analysis and to make recommendations regarding compensation, benefit plans and promotions for executive officers other than the President and CEO.  The Human Resource and Compensation Committee, on an annual basis, reviews and approves corporate goals and objectives relevant to CEO and other officer compensation, evaluates the performance of the CEO and the other executive officers in light of those goals and objectives, and determines and recommends compensation levels for the CEO and the other executive officers to the full Board of Directors based on this evaluation.

The Human Resource and Compensation Committee also has the authority to review and recommend to the full Board for approval director compensation, including board fees, committee fees and additional compensation, including awards of restricted stock and stock options.

In carrying out its duties, the Human Resource and Compensation Committee has the authority to retain, at the Company’s expense, to oversee the work of, and to terminate, a compensation consultant.  The Human Resource and Compensation Committee also has the authority to retain independent counsel and other advisors at the Company’s expense.  During 2018, the Human Resource and Compensation Committee engaged Pearl Meyer & Partners, an independent executive and director compensation consultant specializing in community bank compensation plans, to provide advisory services regarding director compensation.  The material elements of the instructions given to the compensation consultant, and its recommendations, are discussed below under “Director Compensation”.

The Human Resource and Compensation Committee reviews and re-approves, on an annual basis, its committee charter and the Company’s executive compensation philosophy, which is described in greater detail below.  The Human Resource and Compensation Committee also conducts an annual self-assessment to confirm the Human Resource and Compensation Committee’s satisfactory completion of its responsibilities under its committee charter.  As a result of its 2018 self-assessment, the Human Resource and Compensation Committee concluded that it was meeting its objectives as set forth in its committee charter.

The Board of Directors has determined that each of the members of the Human Resource and Compensation Committee is an “independent director,” in accordance with applicable NYSE American listing requirements, including the heightened independence requirements applicable to compensation committee members.  The Board of Directors has adopted a Human Resource and Compensation Committee Charter, which is available on the Company’s website at www.evansbancorp.com, by clicking on “About Us”, then “Investor Relations”, then “Governance Documents” under the “Corporate Overview” tab.

Corporate Governance and Nominating Committee:

David R. Pfalzgraf, Jr., Chairman	Thomas H. Waring, Jr.
Nora B. Sullivan	Jody L. Lomeo
Oliver H. Sommer	Michael A. Battle
Lee C. Wortham

The Corporate Governance and Nominating Committee met five times during fiscal 2018.  Its purpose is to assist the Board in developing and implementing corporate governance guidelines for the Company, and to provide oversight of the corporate governance affairs of the Company, including strategic planning.  It is also charged with the responsibility of identifying and recommending to the Board candidates for director nominees to be presented to the shareholders for their consideration at the Annual Meetings of Shareholders, and to fill vacancies on the Board of Directors.  The director nominees for the Annual Meeting were selected by a majority of the independent directors of the full Board.  The Board of Directors has determined that each of the members of the Corporate Governance and Nominating Committee is an "independent director," in accordance with applicable NYSE American listing requirements. The Board of Directors has adopted a Corporate Governance and Nominating Committee Charter, which is available in the Governance Documents section of the Company’s website at www.evansbancorp.com, which can be found under the “Corporate Overview” tab.

The Company's bylaws set out the procedure to be followed by shareholders desiring to nominate directors for consideration at an annual meeting of shareholders.  Under the Company's bylaws, shareholder director nominations must be submitted to the Secretary of the Company in writing not less than 14 days nor more than 50 days immediately preceding the date of the annual meeting.  If less than 21 days notice of the annual meeting is given to shareholders, nominations must be mailed or delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.  Such notification must contain the following information to the extent known by the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of common stock of the Company owned by the notifying shareholder.  Candidates for nomination to the Board of Directors must meet criteria established from time to time by the Board of Directors or a duly authorized committee of the Board.  Additionally, the Company's bylaws require that, in order to serve as a director of the Company, an individual must be less than 70 years of age.   The Company’s bylaws provide that a Director who obtains the age of seventy (70) years old during his or her term as a Director may remain in office through the expiration of his or her term.  Nominations not made in accordance with the bylaws of the Company may be disregarded by the presiding officer of the meeting, in his or her discretion, and upon his or her instruction, the inspectors of election may disregard all votes cast for each such nominee.  However, in the event that any such nominee is nominated by more than one shareholder, the nomination shall be honored, and all votes cast in favor of such nominee shall be counted if at least one nomination for that person complies with the provisions of the bylaws of the Company.

The process whereby the Corporate Governance and Nominating Committee identifies director candidates may include identification of individuals well-known in the community in which the Company operates and individuals recommended to the Corporate Governance and Nominating Committee by current directors or officers who know those individuals through business or other professional relationships, as well as recommendations of individuals to the Corporate Governance and Nominating Committee by shareholders and customers.  The Company has not historically received director candidate recommendations from its shareholders.  However, the Corporate Governance and Nominating Committee will consider qualified nominees recommended by shareholders, and there is no difference in the manner in which the Corporate Governance and Nominating Committee will evaluate director candidates recommended by shareholders, as opposed to director candidates presented for consideration to the Corporate Governance and Nominating Committee by directors, officers or otherwise.  The Corporate Governance and Nominating Committee, in conjunction with the CEO, maintain a list of potential director candidates based upon community reputation and contacts, record of accomplishment, and skill set.  Additionally, the Corporate Governance and Nominating Committee reviews committee and Board assessments for competencies and needs and seeks to identify candidates that will assist in the continued development and enhancement of the Board of Directors.  In its evaluation of prospective director candidates, the Corporate Governance and Nominating Committee considers an individual's independence (as defined in the listing rules of the NYSE American), as well as his or her skills and experience relative to the needs of the Company.  Director candidates meet personally with the members of the Corporate Governance and Nominating Committee and are interviewed to determine their satisfaction of the criteria referred to above.  Although the Company has no policy regarding diversity, the charter of the Corporate Governance and Nominating Committee provides that diversity is one of the criteria the Nominating Committee may consider when selecting individuals to recommend for Board membership, together with independence, sound judgment, skill, integrity, willingness to make the required time commitment, understanding of financial statements and knowledge of and experience in the Company’s and its subsidiaries’ businesses, and the interplay of a candidate’s experience with the experience of other members of the Board of Directors.

DIRECTOR COMPENSATION

Director Compensation Philosophy.    The Company’s director compensation program is designed to provide a compensation amount and structure that will attract and retain highly competent, skilled and engaged individuals for Board service.  In order to ensure that its director compensation program remains competitive but appropriate, the Human Resource and Compensation Committee reviews director compensation, on an annual basis, against the same proxy peer group as that used in the review of executive compensation, as described below under “Executive Compensation – Compensation Discussion and Analysis – Role of Compensation Consultants.  The desired total director compensation is at the 50th percentile of the proxy peer group and is delivered in both cash and equity.  While many of the companies in our proxy peer group do not rely on equity compensation for their directors, the Human Resource and Compensation Committee believes that using a mix of cash and equity compensation aligns director compensation with long term shareholder value, while at the same time providing directors with an appropriate compensation for their service.

Director Compensation Consultant Activity.  In 2018, the Committee engaged Pearl Meyer & Partners (“Pearl Meyer”), a national executive compensation consultant specializing in aligning executive and director compensation with business and leadership strategy, to provide recommendations with respect to the competitiveness of the Company’s director compensation program.  Pearl Meyer reviewed and analyzed the Company’s director compensation program and made recommendations for 2019 director compensation.

Director Fees.  Each director of the Company also serves as a member of the Board of Directors of the Bank. Non-employee directors do not receive compensation for attending meetings of the Bank’s Board, but do receive committee meeting fees.  It is the policy of the Board that employee directors are not paid for their service on the Company's or the Bank's Board of Directors in addition to their regular employee compensation.

During fiscal 2018:

•Non-employee directors were paid a retainer at the rate of $1,125 in cash, payable on a monthly basis, and $1,125 per month in shares of restricted stock payable as a lump sum grant equal to $13,500 at the February board meeting.  The number of shares of restricted stock awarded is calculated by dividing $13,500 by the closing price for a share of the Company’s common stock on the NYSE American on the date of grant.  In February 2018, each non-employee director, except for Ms.  Minkel, Mr. O’Brien, and Ms. Orsi received a grant of 314 shares of restricted stock, at a grant date fair value of $43.00 per share, for service during 2018.   Ms.  Minkel and Ms.  Orsi each received a grant of 224 shares of restricted stock, at a grant date fair value of $45.20 per share, equal to $10,125 for their service as a director beginning in April 2018 through December 2018. Mr.  O’Brien received a grant of 79 shares of restricted stock, at a grant date fair value of $43.00 per share equal to $3,400 for his service as a director from January 2018 through his retirement date of March 31, 2018. Each restricted stock grant vests 100% on the first anniversary of the grant date, subject to full acceleration of vesting upon an individual’s death, disability, retirement or involuntary termination in connection with a change in control of the Company.  Vesting of restricted stock grants is accelerated on a pro-rated basis upon the individual’s resignation.

•Non-employee directors were paid an annual cash retainer fee per committee as follows, with the fee paid over the course of the year in 12 equal monthly installments. In recognition of their heightened responsibilities, each committee chairperson is entitled to an annual retainer as described below.  Members of the Enterprise Risk Committee did not receive an annual retainer and instead were paid per meeting attended, as set forth below.

•	Audit Committee: Chairperson $5,800, Member $3,200
•	Human Resources and Compensation Committee: Chairperson $3,800, Member $2,600
•	Corporate Governance and Nominating Committee: Chairperson $2,400, Member $1,600
•	Enterprise Risk Committee: Chairperson $600 per meeting, Member $400 per meeting

•Non-employee directors received $400 for attendance at a strategic planning meeting held outside of normal monthly Board meetings and regular committee meetings.

•In addition to the annual service fee described above and Board meeting fees, the individual serving as Chairman of the Company’s Board of Directors and the Bank’s Board of Directors is entitled to receive an annual fee of $40,000.  He or she does not receive committee meeting fees while serving as Chairman.

•In addition to the annual service fee described above and Board and committee meeting fees, the individual serving as Vice Chairman of the Company’s Board of Directors and the Bank’s Board of Directors is entitled to receive an annual fee of $5,000.

Director Compensation.  The following table provides information with regard to the compensation paid to the Company's non-employee directors for their service during the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (4)	Total ($)
Michael A. Battle	20,296	13,502	-	33,798
James E. Biddle, Jr.	26,842	13,502	3,774	44,118
Jody L. Lomeo	17,008	13,502	-	30,510
Kimberley Minkel	13,899	10,125	-	24,024
John R. O'Brien (5)	13,375	3,397	-	16,772
Christina Orsi	14,837	10,125	-	24,962
David R. Pfalzgraf, Jr.	19,428	13,502	-	32,930
Michael J. Rogers	30,496	13,502	-	43,998
Oliver H. Sommer	31,381	13,502	-	44,883
Nora B. Sullivan	18,688	13,502	-	32,190
Thomas H. Waring, Jr.	19,288	13,502	398	33,188
Lee C. Wortham	52,678	13,502	-	66,180

(1)Includes the aggregate amount of the cash retainer, plus all committee and/or chairmanship fees and meeting fees paid to each director for service in 2018.

(2)Reflects the fair value of the awards at grant date, in accordance with FASB ASC Topic 718 for financial statement reporting purposes.  For additional information as to the assumptions made in valuation, see Note 12 to the financial statements filed with the SEC in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.  Amounts shown in the table are based on the Company’s accounting expense for these awards, and do not necessarily correspond to the actual value that may be realized by the directors.

(3)    The following reflects all equity awards granted to each director that were outstanding as of December 31, 2018:

Name	Stock Awards (#)
Michael A. Battle	314
James E. Biddle, Jr.	314
Jody L. Lomeo	314
Kimberley Minkel	224
John R. O'Brien	79
Christina Orsi	224
David R. Pfalzgraf, Jr.	314
Michael J. Rogers	314
Oliver H. Sommer	314
Nora B. Sullivan	314
Thomas H. Waring, Jr.	314
Lee C. Wortham	314

Ms. Minkel’s and Ms.  Orsi’s equity awards, which were granted in May 2018 upon commencement of their services as a director, have  a grant date fair value of $45.20.  All other equity awards granted to each director had a grant date fair value of $43.00.

(4) The Company maintains a non-qualified deferred compensation plan whereby the directors may elect to defer 1% to 100% of their fees until retirement or termination of service.  The Company credits such deferrals at a rate determined at the beginning of each plan year equal to 1% over the prime rate as of each January 1st.  This column reflects amounts credited under the deferred compensation plan during 2018 at interest rates greater than 120% of the applicable federal long-term rate then in effect.  Only the above-market portion of interest credited to the participating directors’ accounts has been reported.

(5) Mr. O’Brien retired as a director effective March 31, 2018.

HUMAN RESOURCE AND COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The members of the Human Resource and Compensation Committee during 2018 were:

The members of the Human Resource and Compensation Committee during 2018 were:  James E. Biddle, Jr. (through April 2018), John R. O’Brien (through April 2018), David R. Pfalzgraf, Jr., Thomas H. Waring, Jr., and Lee C. Wortham.  In May 2018, Jody Lomeo, Kimberly Minkel and Christina Orsi joined the Committee.  None of the members of the Human Resource and Compensation Committee was, during fiscal 2018 or previously, an officer or employee of the Company or any of its subsidiaries, and no member had a relationship requiring disclosure under “Transactions With Related Persons,” below.

During fiscal 2018, none of the Company's executive officers served on the compensation committee (or equivalent) or on the board of directors of another entity with “interlocking” relationships requiring disclosure under applicable SEC rules.

HUMAN RESOURCE AND COMPENSATION COMMITTEE REPORT

The information contained in this Human Resource and Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Human Resource and Compensation Committee of the Board of Directors has reviewed and discussed the section of this Proxy Statement entitled "Compensation Discussion and Analysis" with management.  Based on this review and discussion, the  Human Resource and Compensation Committee recommended to the Board of Directors that the section entitled "Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Human Resource and Compensation Committee

Thomas H. Waring, Jr., Chairman	David Pfalzgraf
Kimberley Minkel	Christina Orsi
Lee C. Wortham	Jody Lomeo

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis.

Executive Summary.

Financial Performance.   The Company delivered strong financial performance and growth in 2018, including the following highlights:

•The Company achieved net income in 2018 of $16.4 million, a 56%  increase from $10.5 million in net income in 2017.  By comparison, the average increase in net income of the 2018 Proxy Peer Group (defined below) was 63.5%.

•Return on average equity was  13.20% in 2018  compared with  11.9% for the 2018 Proxy Peer Group.

•Loans grew 9%, or $91 million, to $1.2 billion as of December 31, 2018 compared with 21.3% growth for the 2018 Proxy Peer Group.

•The Company experienced strong year-over-year deposit growth across all product categories.  Total deposits increased 16% to $1.2  billion compared with 21.7%  growth for 2018 Proxy Peer Group.

Executive Compensation Philosophy.

The Company seeks to align the interests of its executive officers, including the executive officers named in the Summary Compensation Table below (the “Named Executive Officers” or “NEOs”) with the interests of its shareholders.  The Company’s executive compensation program is designed to complement the Company’s Strategic Plan objectives and to reward executives for performance as measured against short-term goals, long-term sustained results to the Company’s shareholders, and the Company’s core values.  The Company continues to design and monitor its compensation programs to further ensure that those programs are aligned with these objectives and to reflect emerging best practices.

In addition, the Company continues to focus on rewarding NEOs for achievement of short-term and long-term strategic and operational goals and increased shareholder return, while at the same time avoiding the encouragement of excessive or unnecessary risk taking. Toward that end, the Company continued to emphasize the following prudent compensation practices during 2018:

•

Short-term and long-term incentive compensation is tied to both financial and non-financial performance measures in order to further align the interests of NEOs with those of the Company’s shareholders.

•

Compensation criteria are structured so that achievement of corporate and individual goals do not encourage excessive risk-taking through the use of guardrails, which provide a top and bottom metric to monitor performance, and a mix of performance metrics, which reduce the risk associated with any single performance metric.

•

Performance-based compensation paid to our executive officers is subject to a “clawback” policy, providing for the return of incentive compensation in the event of a restatement of our financial statements involving fraud or illegal conduct.

•	No tax “gross-ups” are included in any employment-related agreements.
•	Perquisites and personal benefits are limited to those that support a demonstrated business purpose.

•

Change in control provisions in the Company’s employment and other agreements with its NEOs provide for payment of severance benefits, including accelerated vesting of stock options and restricted stock, only upon termination of employment or job diminishment in connection with a change in control (a so-called “double trigger” event).

•	Our Insider Trading Policy prohibits our directors and executive officers, including NEOs, from engaging in any hedging or monetization transactions involving Evans Bancorp securities.

Compensation Program Objectives and Overview.    The objective of the Company’s executive compensation programs is to attract, develop and retain executive officers capable of effectively leading the Company and maximizing performance for the benefit of the Company’s shareholders.  The Human Resource and Compensation Committee of the Company’s Board of Directors (the “Committee”)  reviewed the various elements of executive compensation provided by the Company during 2018 with a view toward aligning executive interests with those of the Company’s shareholders and the long-term interests of the Company.  The Committee determines the allocation of compensation among base salary, and short term and long term incentives by reviewing data from the Company’s Proxy Peer Group (described below) as well as through the use of salary surveys and review of industry trends.  The Committee reviews each compensation package offered with the goal of enabling the Company to attract and retain superior executive talent and reward performance while not encouraging excessive risk-taking.  The Company’s executive compensation program during 2018, discussed in greater detail below, included:

•Cash base salary and, where the Committee deemed it appropriate, employment contracts that are competitive within the industry and designed to enable the Company to recruit and retain highly-qualified individuals;

•Cash bonus incentive plans, directly linking pay to both Company and individual performance and designed to motivate executives to deliver superior results without encouraging excessive risk-taking;

•Long-term equity incentives, designed to align executives’ interests with those of the Company’s shareholders in achieving long-term performance;

•Supplemental Executive Retirement Plans (“SERPs”), designed to assist the Company in retaining talented executives and rewarding long-term service to the Company;

•A qualified 401(k) plan and a non-qualified deferred compensation plan, allowing executives to defer “pre-tax” earnings to save adequately for retirement;

•Welfare programs designed to replace income in the event of sickness, accident, retirement or death; and

•Limited perquisites based on demonstrated business purpose.

The decisions made regarding senior executive compensation, including NEO compensation, are based primarily upon the Committee’s assessment of each executive’s leadership and operational performance, and his or her potential to contribute to the long-term success and soundness of the Company and to enhance long-term shareholder value.  While the Committee establishes objective performance measures, such as those under the cash bonus incentive plan, the Committee primarily makes a subjective assessment of each individual’s performance, rather than rigid formulas or short-term changes in business performance, in determining the amount and mix of compensation elements and whether each particular payment or award provides an appropriate incentive and reward for performance that sustains and enhances long-term shareholder value.  Key factors affecting the Committee’s judgment include the executive’s performance compared to the financial, operational, and strategic goals established by the Board of Directors at the beginning of each fiscal year; contribution to the Company’s financial results, particularly with respect to key metrics such as asset growth, disciplined investment,   and organizational excellence to increase shareholder value.  Additionally, the Committee assesses each executive’s presence in and commitment to the community.

Role of the Human Resource and Compensation Committee.    The Committee is composed solely of independent directors of the Company.  It is responsible for all policies and practices related to director and executive compensation.  As part of this responsibility, the Committee, on an annual basis, reviews and approves corporate goals and objectives relevant to executive compensation, and reviews and evaluates the performance of each of the senior executive officers, including the NEOs, in light of those goals and objectives.   Compensation for the NEOs is reviewed and approved by the Committee during the first quarter of each year based on performance during the prior year.  Base salary is then reviewed a second time, typically during the third fiscal quarter, to determine whether an individual’s performance merits a further increase, or to address other changes that occur later in the fiscal year.

The Committee meets at least quarterly.  Members of Company management may attend Committee meetings to provide the Committee with information relating to the Company’s compensation and benefit plans and programs, recommended changes to those plans and programs, and educational material.  In particular, the Company’s President and CEO and its CAO attend Committee meetings to present data and analysis and to formulate recommendations regarding compensation for executive officers other than the President and CEO, benefit plans, and promotions.  The CAO provides the Committee with data (such as the proxy peer group and compensation survey data described below) for its consideration in setting the base salary for the President and CEO.  In addition, certain members of the executive management team may attend Committee meetings to provide guidance on SEC reporting requirements as well as on other matters related to executive compensation, such as employee benefits and related insurance matters.  The Committee believes that this input from management is critical to ensuring that the Committee and its advisors have the data needed to make informed decisions with respect to the Company’s compensation programs and each NEO’s individual compensation.  In determining the base salary, annual incentive and long-term incentive components of CEO compensation, the Committee will consider multiple factors, including the Company’s performance and relative shareholder return, the value of similar compensation elements paid to CEOs at comparable companies, and the awards given to the Company’s President and CEO in past years.  The Committee also spends a portion of each meeting convening in executive session, without the presence of any members of management or other attendees.

Role of Compensation Consultants.    From time to time, the Committee engages a compensation consultant to review the Company’s compensation programs and provide recommendations.  During 2018, the Committee retained Pearl Meyers & Partners (“Pearl Meyer”) to provide recommendations with respect to director compensation, but it did not engage a compensation consultant to provide recommendations with respect to executive compensation.

Benchmark Analysis.    The base salaries paid to the NEOs are compared to a “benchmark” established using relevant industry compensation surveys and compensation information derived from proxy statements filed by other publicly-held companies in the financial services industry.  The Committee considers the compensation data and financial performance of the financial institutions included in those surveys and filings.  For this analysis, the Committee also considers data from its proxy peer group.  The 2018 Proxy Peer Group included financial institutions with assets ranging from approximately one-half to slightly more than double the Company’s asset size, with return on assets, return on average equity and earnings per share similar to or better than the Company’s.  The Committee also strived to include peers that had a comparable customer composition and geography.  Based upon the Committee’s review and discussion, the 2018 Proxy Peer Group included 18 companies, all of which were included in the proxy peer group used for 2017 compensation.

The 2018 Proxy Peer Group included ACNB Corporation, CNB Financial Corporation, Chemung Financial Corporation, Codorus Valley Bancorp, Inc., Enterprise Bancorp, Inc., Farmers National Banc Corp., First Savings Financial Group, Inc., German American Bancorp, Inc., Greene County Bancorp, Inc., Mid Penn Bancorp, Inc., Orrstown Financial Services, Inc., Parke Bancorp, Inc., Penns Woods Bancorp, Inc., Peoples Financial Services Corp., Stewardship Financial Corporation, Sussex Bancorp, Two River Bancorp and Unity Bancorp, Inc.

In addition, the Committee reviewed compensation data published by Pearl Meyer as well as by McLagan of Aon plc, by both asset size as well as region.  While the 2018 Proxy Peer Group reflected financial institutions that are the most similarly situated to the Company, the Committee believes that it is useful to examine the “best practices” of a broader group of companies, and that multiple sources of compensation data assist the Company in designing pay programs that are both contemporary and relevant.  The Pearl Meyer compensation survey report for 2018 was used to analyze compensation from two groups of companies within the Northeastern U.S.  The first group consisted of approximately 41 financial institutions with asset sizes of $800 million to $1.5 billion and the second included approximately 16 institutions with asset sizes between $1.5 billion and $2.6 billion.  The McLagan survey is a report consisting of financial institutions across the U.S. segregated by asset size.  The Committee analyzed compensation data from a single group with approximately 29 companies each, identified by $1 billion to $3 billion in asset size.

The Committee utilizes the compensation surveys and the Proxy Peer Group data as sources of information in determining base salary for Messrs. Nasca and Connerton.  The Committee generally targets the 50th to the 75th percentile for the base salary of Messrs. Nasca and Connerton.    The base salary of Mr. Miller is compared to data from the salary surveys, but not to Proxy Peer Group data due to a lack of comparable data for his position.  As a result, Mr. Miller’s compensation is generally determined based upon his individual performance as compared to annual goals, including the achievement of corporate strategic and operational objectives.  For Messrs. Nasca and Connerton, the Committee uses the survey and peer group data as a point of reference and comparison only, for purposes of establishing certain target percentiles, but does not use the data to set a specific level of compensation to be achieved.  The survey data include companies that may not have the complexity of our organization, such as an insurance component, and we believe it is important to pay for the expertise required to manage all facets of our business.  Because the roles and responsibilities of executive officers can vary from one institution to another, the Committee also considers each NEO’s experience, length of service in his or her position, and individual performance.  In addition, the Committee considers the mix of compensation payable to executives at the survey and peer group companies, including cash and equity incentive compensation, as compared to the compensation mix payable to the Named Executive Officers, and how that compensation mix may impact salary levels in relation to total compensation.  The Committee has made the decision to pay above the 50th percentile for NEO salary where the Committee believes it is necessary to attract and retain superior executive talent and/or experience in order to support planned growth of the Company.  The Committee believes that this is appropriate in light of the expected future roles of the executives in supporting a larger organization as the Company continues to pursue a growth strategy.  During 2018, the Company paid Mr. Nasca 113% of the weighted average base salary at the 50th percentile, as reported in the 2018 compensation surveys and 2018 Proxy Peer Group data utilized by the Committee as described above.  Mr. Connerton’s salary was 101% of the weighted average at the 50th percentile.  Mr. Miller’s salary was 102% of the weighted average base salary at the 50th percentile as reported in the 2018 compensation surveys. See “Executive Total Compensation – Base Salary” below for a discussion of actions taken with respect to the NEOs’ base salaries in 2018.

Compensation Recovery Policy.  The Company’s Incentive Plan Clawback Policy provides for the recovery of performance-based compensation paid to certain senior executives of the Company, including the NEOs, in the event of a restatement of the Company’s consolidated financial statements.  The policy applies to performance-based compensation paid during the three-year period prior to the correction of an accounting error, where the amount of such compensation paid to the executive was increased based on the erroneous financial statements, and the executive engaged in fraud or illegal conduct which materially contributed to the need for the restatement.  The policy generally covers compensation paid or awarded to executives under the Company’s short-term and long-term incentive plans.

Executive Total Compensation.  The following discussion describes the key elements of the Company’s NEO compensation program and the actions taken with respect to each element for 2018.

1.Base Salary.    The Company’s approach to compensation begins with establishing a fair base salary determined by individual factors, such as the employee’s role in the organization, scope and complexity of responsibility of the position, the market value of his or her job, the level of an individual’s expertise in the role and his or her performance in the position, as well as Company performance factors, such as Company financial performance, including earnings per share and growth in net income.  Annual individual performance is measured for the CEO through a formal annual review by the Chairman and Vice Chairman of the Board of Directors and the Chairman of the Committee.   Their review and recommendations are then reviewed and discussed with the full board prior making a final determination.  For other NEOs, individual performance is reviewed monthly with the CEO.  During these monthly meetings, any performance concerns are shared with the executive, and corrective measures (if needed) are outlined.  Based on these monthly meetings and his evaluation of each individual’s performance, the CEO makes recommendations to the Committee regarding annual adjustments to base salary for each of the other NEOs.  In determining base salary, the Committee also considers the level of achievement of corporate strategic and operational objectives established by the Committee as described above under “Compensation Discussion and Analysis – Role of the Human Resource and Compensation Committee.”  The Committee then compares the executive’s salary against market data as described above under “Compensation Discussion and Analysis – Benchmark Analysis.”

The Company maintains a common anniversary date for the merit review process and related salary adjustments, which generally occur in the middle of the first quarter each year.  Salaries are then reviewed a second time, usually during the third quarter of each year.  After consideration of compensation data, Company performance and individual performance, the Committee makes a subjective assessment of each individual’s performance as described in the preceding paragraph, and above under “Compensation Discussion and Analysis – Compensation Program Objectives and Overview.”  While it is uncommon for an individual to receive an increase at both review cycles (winter and summer), this may occur when an individual expands his or her skill set or experience, or demonstrates outstanding performance or increased responsibility.  For 2018, the Committee approved discretionary increases to the base salary of Messrs. Nasca. Connerton and Miller, effective March 7, 2018, as follows: Mr. Nasca’s annual base salary was increased from $460,000 to $490,000 or 6.5%; Mr. Connerton’s annual base salary was increased from $200,000 to $230,000 or 15.0%, and Mr. Miller’s annual base salary was increased from $271,854 to $280,010 or 3.0%.  Mr. Nasca’s increase was made due to the Committee’s assessment of his contributions in delivering on the goals of the Strategic Plan and appropriate scaling of the business for continued growth.  Mr. Connerton’s salary was increased in recognition of his balance sheet management and overall financial leadership performance.

2.Short-Term Cash Incentive Compensation.    The Evans Excels Performance Incentive Plan (the “Evans Excels Plan”) is a short-term cash incentive compensation plan intended to reward performance of officers of the Bank, including the NEOs.  The plan is designed to motivate employees to attain desired objectives and to encourage teamwork and collaboration while aligning compensation with overall Company performance.  This plan is a key element of the total compensation benefits provided to our NEOs and allows the Company to remain competitive with the market by providing the opportunity to receive significant cash incentives.  The design of the plan is intended to ensure that no benefits are paid to executives and other employees unless Company performance goals are attained (subject to the Committee’s discretionary authority to award payouts notwithstanding a failure to achieve those goals, as described below).  If the Company performance goals are attained, the Committee then considers, with management’s input, each employee’s individual performance in determining whether to make awards under the plan, as described below.

For 2018, the Committee utilized Company annual adjusted net income as the measure for determining whether awards would be paid under the Evans Excels Plan.  The Committee determined the levels of growth in adjusted net income which it believes provide a reasonable balance between shareholder value and appropriate employee motivation and reward.   In setting the values for the 2018 annual adjusted net income goals, the Committee adjusted metrics for the anticipated impact of the Tax Cuts and Jobs Act (the “TCJA”) on the Company’s 2018 net income. For 2018, the Committee increased the stretch adjusted net income goal relative to the threshold and target goals to limit payouts at stretch to extraordinary performance.  Adjusted net income is a non-GAAP financial measure, and is defined as net income (GAAP) as reported in the Company’s financial statements excluding the short-term incentive payment, which is calculated net of any tax impact associated with the short-term incentive payment.  The goals set for 2018 and the actual results, as derived from GAAP net income, were as follows:

	Threshold	Target	Stretch	Actual

Net Income (GAAP)	$15,123,076	$15,753,204	$17,328,524	$16,464,651
Evans Excels Plan payments	1,038,393	1,978,444	2,754,936	2,198,027
Tax Effect	(269,982)	(514,395)	(716,283)	(571,487)
Adjusted Net Income	$15,891,487	$17,217,253	$19,367,177	$18,091,191

In 2018, the Company achieved “target” adjusted net income.  The Committee sets both Company and individual NEO goals each year in reviewing the Board-approved four-year Strategic Plan and aligning Board-approved business targets and associated desired metric results with the calendar year.  Company performance goals for each performance year are set in the fourth quarter of the prior year, and individual performance goals are set in the first quarter of the relevant performance year.  Goals are then cascaded from the Strategic Plan to the CEO and then to each NEO.

The individual performance measures established by the Committee are a combination of financial and operational goals derived from the Company’s Strategic Plan.  Each performance measure receives a weighting, which represents its relative importance to the achievement of the particular goals in the Company’s Strategic Plan, and the NEO’s ability to influence these goals.  For each individual performance measure, the Committee establishes a “target”, “threshold” and “stretch” standard.

The table below shows the performance measures and relative weightings of the various performance measures utilized for the NEOs for 2018.  A performance measure requiring an NEO to deliver on a specified Strategic Plan goal will be broken down into several specific goals/action items, and whether the NEO achieves that goal at threshold, target or stretch level (or not at all) will be determined based on the extent to which he achieved meaningful results toward those specific goals/action items.  Under the terms of the Evans Excels Plan, an individual must be employed by the Company on the payment date in order to receive payment under the plan.

NEO	Performance Measure	Weight	2018 Performance Rating
David Nasca	Adjusted Net Income	45%	Achieved at Target
	Efficiency Ratio Improvement	10%	Achieved at Target
	Board of Directors Effectiveness	10%	Achieved at Stretch
	Organizational Development	10%	Achieved at Stretch
	Intentional Culture	10%	Achieved at Target
	Company and Community Investments	15%	Achieved at Stretch
John Connerton	Adjusted Net Income	25%	Achieved at Target
	Efficiency Ratio Improvement	20%	Achieved at Target
	Facilities	15%	Achieved at Stretch
	Financial Planning & Analysis	10%	Achieved at Target
	Implementation of Accounting Standards for current expected credit loss (CECL)	20%	Achieved at Target
	Organizational Development	10%	Achieved at Target
Robert G. Miller, Jr.	Adjusted Net Income	25%	Achieved at Target
	Insurance Revenue Growth	25%	Achieved at Stretch
	Leadership	25%	Achieved at Stretch
	Retail Strategy	17%	Achieved at Target
	Retail Expansion	8%	Achieved at Stretch

The Committee has the discretionary authority to grant awards notwithstanding Company performance below threshold, and to raise, lower or eliminate an NEO’s incentive payout regardless of individual or Company performance.  However, the Committee intends to exercise its discretionary authority only in unusual circumstances where such a modification is warranted.  The Committee did not exercise this discretionary authority for 2018.

All awards are to be paid out as a percentage of a participant’s annual salary as in effect on the last calendar day during the relevant performance period, which runs from January 1st to December 31st. The Company typically makes payments in February following the end of the performance period.  The following table illustrates the cash incentive payment, as a percentage of 2018 base salary, that would be payable to each of our NEOs if all individual goals were met at the specified level of performance (assuming Company achievement of at least the “threshold” performance level and no Committee discretionary override).

NEO	Threshold	Target	Stretch
David Nasca	18.75%	37.50%	56.25%
Robert G. Miller, Jr.	15.00%	30.00%	45.00%
John Connerton	15.00%	30.00%	45.00%

The Committee determined these percentages by reviewing proxy peer group and compensation survey data and by aligning incentive levels with the goals of the Company’s Strategic Plan.  For 2018, the Committee increased the threshold, target and stretch incentive payouts by 25% of their 2017 levels in recognition of the Company’s steady growth in adjusted net income since 2014.

The amounts paid under the plan to each NEO for 2018 are set forth in the Summary Compensation Table that follows this Compensation Discussion and Analysis.

3.Equity Incentives.    While the Evans Excels Plan focuses on the achievement of short-term performance measures, the Company’s shareholder-approved 2009 Long-Term Equity Incentive Plan is designed to provide key employees with a reward opportunity that aligns the interests of the participants with those of the Company’s shareholders by focusing on our Company’s performance over a longer period of time.  The equity incentive plan both links the size of awards granted to the NEOs to the past performance of the Company and ties the ultimate realizable value of those awards to the future value of the Company’s common stock, thereby aligning the NEOs’ interests with those of the Company’s shareholders, and encouraging a balance between growth and prudent risk-taking.

Under the equity incentive plan, the Committee typically grants awards of restricted stock, which provides immediate value to the NEO (subject to vesting) but loses value in the event that shareholder value decreases, and stock options, under which the NEO recognizes value commensurate with increases in long-term shareholder value.  In 2018, after considering various alternatives under the equity incentive plan, the Committee determined to continue with its past practice of granting stock options and restricted stock based upon a mix of corporate and individual performance factors that influence this discretionary award.

Both restricted stock and stock options link an NEO’s compensation to long-term Company performance.  The Committee believes that restricted stock is a particularly effective incentive tool because the value of the award can be further enhanced if the value of the Company’s common stock increases after the date the restrictions lapse.  The Committee further believes that stock options are an effective long-term incentive because the holder can only profit if the value of the Company’s common stock increases.  Both types of equity awards also have a retentive effect because they vest over a period of time, typically four years.  Vesting may be accelerated under certain circumstances, such as the executive’s death, disability or retirement, or if an executive’s employment is terminated in connection with a change in control of our Company.  Holders of restricted stock receive dividends if and when dividends are paid on the Company’s common stock during the restrictive period, and have voting rights during the restriction period.  Holders of stock options, on the other hand, have no rights as a shareholder until the options are exercised.   Awards granted under the equity incentive plan typically consist of 75% shares of restricted stock and 25% stock options, which the Committee believes is an appropriate formula to drive increased equity ownership by the Company’s executive officers.  The Committee may also grant awards of stock appreciation rights and restricted stock units under the equity incentive plan, but it has not historically done so.

The Committee believes that the Evans Excels short-term incentive plan and the equity-based long-term incentive plan together create a balance between short-term and long-term performance goals and encourage appropriate risk-taking.

The Committee exercises its discretion in determining when to grant equity incentive awards, as well as the size and nature of the awards.  Equity awards are typically granted on an annual basis, during the first quarter, based on prior year financial performance, but may under certain circumstances be granted at other times during the year, for example, in connection with a new hire or a change in position within the Company.  As a general matter, the Committee’s process is independent of any consideration of the timing of the release of material non-public information, including with respect to the determination of grant dates or stock option exercise prices.  The Committee has never timed the release of material non-public information to affect the value of executive compensation.  In general, the release of such information reflects long-established timetables for the disclosure of material non-public information such as earnings reports or, with respect to other events reportable under federal securities laws, the applicable requirements of such laws with respect to timing of disclosure.  In determining the amount of each award, the Committee looks at the Company’s performance during the prior year, the number of shares remaining available for issuance under the plan, the market price for the Company’s common stock, and the Committee’s subjective assessment of each individual’s performance.  In 2018, the Committee reviewed a combination of performance factors, ranging from financial metrics to each individual’s contribution in achieving the goals set forth in the Company’s Strategic Plan.  The Committee does not establish specified pre-determined target award values.

During 2018, the Committee approved the following equity awards (for more detail on the awards granted to the Company’s NEOs, see the “Summary Compensation Table” and “Grants of Plan-Based Awards” table below):

•	Restricted Shares – during 2018, a total of shares 15,152 of restricted stock were granted to 39 employees, of which 4,470 were granted to our NEOs.
•	Stock Options – during 2018, a total of 28,660 options were granted to 37 employees, of which 8,830 were granted to our NEOs.

4.Executive Deferred Salary Plan.    Under the Company’s Deferred Compensation Plan, participating NEOs are able to defer, at their election, up to 100% of their base salary.  This deferred salary amount accrues interest at the rate of prime plus 1%, based upon prime as stated in the Wall Street Journal as of January 1st each year (4.50% at January 1, 2018).  The plan is designed to provide a vehicle for executives, including NEOs, to defer their base salary on a “pre-tax” basis in order to achieve their personal retirement goals, and the Committee believes that this plan is useful in recruiting and retaining talented executive officers.  The Company does not contribute to this plan but accrues a liability expense for future payment.  The plan is unfunded and considered a non-qualified plan for tax purposes.  While all of the NEOs are eligible to participate in the Deferred Compensation Plan, to date, only Mr. Miller has elected to participate in this plan.  His contributions to the plan for 2018 are set forth below under “Non-Qualified Deferred Compensation Plan”.

5.Supplemental Executive Retirement Plans (“SERPs”).    Messrs. Nasca and Miller are participants in SERPs provided by the Bank, which increase their retirement benefits above amounts available under the Company’s tax-qualified and other pension programs.  The Committee believes that these plans, and the level of benefits that are provided under these plans, are appropriate to promote retention and to recognize and reward long-term service to the Company.  Mr. Nasca is the sole participant in the Evans Bank, N.A. Supplemental Executive Retirement Plan for Senior Executives (the “Senior Executive SERP”).  The Senior Executive SERP provides a benefit to Mr. Nasca of 35% of his base salary for a period of 15 years. There is a 10-year vesting period on this plan.  The Senior Executive SERP is unfunded and is considered a non-qualified plan for tax purposes.   Mr. Miller participates in the Company’s legacy SERP, which is closed to new participants (the “Legacy SERP”). The Legacy SERP is considered an offset plan, designed to provide 70% of base salary offset by benefits provided under the Defined Benefit Pension Plan, Company contributions to the Evans Employee Savings Plan (401(k) plan), and the value of Company contributions to social security benefits.  The Legacy SERP provides a 15-year benefit, but the benefit is not frozen at a specific age.  Like the Senior Executive SERP, the Legacy SERP is unfunded and is considered a non-qualified plan for tax purposes.  Mr. Miller’s annual benefit, when combined with amounts payable under the Company’s tax-qualified and other pension programs and social security, will equal 70% of the average of his highest five consecutive years’ salary and bonus.

6.Executive Incentive Retirement Plan.    The Company provides certain key executives with an additional non-qualified retirement plan, the “Executive Incentive Retirement Plan” (“EIRP”).  The plan provides an annual contribution by the Company equal to 5% of the executive’s base salary at year end, which then earns interest at prime plus 1%.  Mr. Connerton is the only NEO participating in this plan.  The EIRP is unfunded and is considered a non-qualified plan for tax purposes.

7.Perquisites.    The Company provides its NEOs with limited perquisites designed to assist the NEOs in being productive and which the Committee believes are reasonable, competitive and consistent with its overall executive compensation program.  These perquisites, the aggregate cost of which is disclosed in the “Summary Compensation Table” below, generally include an auto allowance and club memberships, which the Committee believes are important to the NEOs’ development of business relationships, an activity critical to the long-term success of the Company, and long-term disability insurance. The Company believes that its perquisites allow senior executive officers to operate more effectively.

Employment Agreements.    The Company believes the use of clear and concise employment contracts can be an effective tool to attract and retain senior executives, as well as to protect proprietary information and customer relationships.  However, in recent years and consistent with trends in corporate governance, the Committee has been limiting its use of executive employment contracts.  The Company has historically been a party to employment contracts with several of its NEOs.  Currently, only Mr. Nasca is covered by an employment contract, which is described below under “Employment Agreements with Our NEOs”.

Post-Termination Compensation.    As mentioned above, the Company has historically been a party to employment contracts with its NEOs which provide for certain severance payments, described below under “Potential Payments Upon Termination or Change in Control,” if the executive’s employment terminates under circumstances described in the employment contract.  In addition, under the terms of the Company’s 2009 Long-Term Equity Incentive Plan, if there is a change in control of the Company, the executive may be entitled to full acceleration of his equity-based compensation, as described above under “Executive Total Compensation – Equity Incentives.”  The Committee believes that these arrangements are important as a recruitment and retention device, as most of the companies with which we compete for executive talent have similar arrangements in place for their executives.  These arrangements may help incentivize the executive to remain with the Company and to assist in any potential change in control transaction, which provides security for the executive and stability for the Company.  The Committee attempts to balance protection of its executives upon a change in control with protection of the Company’s interests by making accelerated vesting available upon a change in control only if the executive is involuntarily terminated or experiences a job diminishment in connection with the change in control (a so-called “double-trigger”).  Additionally, the Committee links severance payments to agreements by the executive not to compete with the Company, solicit the Company’s employees or customers, or disclose confidential information.

Currently, only Mr. Nasca is a party to an employment contract providing for such change-in-control payments.  However, each of Mr. Miller and Mr. Connerton is a party to a rolling two-year change in control agreement with the Company.  The change in control agreement, like the accelerated vesting of equity awards described above, provides a double-trigger benefit.

For further information on the potential payouts under these arrangements, see “Potential Payments Upon Termination or Change in Control”, below.

Executive Severance Plan.  The Company’s Executive Severance Plan provides post-termination coverage to executive officers who are not covered under an employment contract that provides for severance or similar post-employment compensation, or whose benefits are triggered only under a change in control agreement.  Under the Executive Severance Plan, a participant (1) whose employment is involuntarily terminated by the Company for reasons other than for cause, as defined in the plan, (2) who is required to move employment more than 35 miles from his or her current place of employment, and who rejects the relocation and terminates employment, or (3) whose aggregate compensation is materially reduced, and who terminates employment, will be eligible for severance payments under the Executive Severance Plan.

Under the plan, a participant eligible for benefits would receive 12 months of salary continuance plus the participant’s short term incentive amount at the target level, pro-rated for the time during the year in which the participant was actively employed by the Company.  The severance payments will be made over the 12-month period following termination in accordance with the Company’s regular payroll cycle.  In addition, the Company will reimburse eligible participants for up to $5,000 in outplacement services during the 12-month period following termination (payable in a lump sum, in cash).  Payments and benefits under the Executive Severance Plan are subject to the participant’s compliance with one-year non-competition and non-solicitation covenants, and an employee will cease to be a participant in this plan if severance benefits are triggered under an employment contract or change in control agreement.  Messrs. Miller and Connerton are participants in the Executive Severance Plan.  Mr. Nasca, who has an employment contract providing for severance benefits, does not participate in this plan.

Tax and Accounting Considerations.    Prior to enactment of the TCJA in December 2017, Section 162(m) of the Internal Revenue Code generally denied publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer, chief financial officer, and the three other highest paid executive officers (other than the CEO and CFO).  With the enactment of the TCJA, the deductibility of executive compensation is now further limited and the covered group under the amended statute has been expanded.  The TCJA expands the definition of covered employees to include the CFO, CEO, and the three most highly compensated officers for the tax year and designates covered employees as covered employees forever.  Previously, if a covered employee retired, the individual would no longer be considered “covered” in retirement.  Section 162(m) has not historically impacted the deductibility of the Company’s executive compensation, and the Company does not believe that the changes to Section 162(m) as a result of the TCJA will change this outcome.  Based upon its review of the TCJA, guidance from the U.S. Treasury Department regarding implementation of the TCJA, and consultation with its legal counsel and independent certified public accountants, the Company concluded that at least a portion of the lump sum benefit that will be payable to Mr. Nasca under this Senior Executive SERP is a “grandfathered” arrangement that will be excluded from the modifications to Section 162(m) brought about by the TCJA.

Section 409A of the Internal Revenue Code generally changes the tax rules that affect most forms of deferred compensation that were not earned and vested prior to 2005, and imposes an additional tax on certain forms of deferred compensation.  The Committee takes Section 409A into account in determining the form and timing of compensation paid to the Company’s executives.  While Section 409A is generally not applicable to the compensation provided by the Company, it does affect the timing of certain severance and non-qualified benefit payments.

The Company values stock option and restricted stock grants under FASB ASC Topic 718.  More information regarding the application of ASC Topic 718 by the Company may be found in Note 12 to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Say On Pay.  Proposal III provides the Company’s shareholders with the opportunity to cast a non-binding advisory vote on executive compensation.  Shareholders are being asked to approve the compensation paid to the Company’s NEOs, as described in this proxy statement, including this “Compensation Discussion and Analysis” and the compensation tables and narrative discussions contained in this proxy statement under the caption “Executive Compensation”.

We attempt to maintain a regular dialogue with our major shareholders to discuss various corporate governance topics, including executive compensation that may be of interest to them.  These discussions have provided useful guidance for our Committee as it reviews and adopts the various compensation policies and practices affecting our employees, including our NEOs.  At our 2018 Annual Meeting of Shareholders, a substantial majority of our shareholders voted to approve the compensation paid to our NEOs, with 95% of the votes cast supporting the measure.

In reviewing the Company’s compensation programs and making decisions related to 2018 executive compensation, the Committee evaluated the results concerning the vote on the advisory resolution on executive compensation at that meeting. Going forward, the Committee will continue to consider shareholder feedback when determining executive compensation.

Summary Compensation Table.  The following table sets forth the compensation of the Company’s NEOs for the fiscal years ended December 31, 2018, 2017 and 2016.  The NEOs identified in the table below are the Company's Principal Executive Officer, Principal Financial Officer, and one other individual who was serving as an executive officer as of  December 31, 2018 and met the applicable SEC reporting threshold.

Name and Principal Position	Year	Salary (1)	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
David Nasca	2018	$484,231	$103,508	$34,488	$215,894	$209,850	$50,681	$1,098,652
President and CEO of the	2017	$453,271	$79,790	$26,602	$207,000	$72,372	$45,964	$884,999
Company and the Bank	2016	423,468	76,000	25,305	153,002	-	45,024	722,800
(principal executive
officer)

John Connerton	2018	$224,231	$37,516	$12,513	$74,175	$-	$41,740	$390,175
Treasurer of the	2017	$196,675	$28,835	$9,615	$72,000	$4,414	$36,337	$347,876
Company and Executive	2016	181,142	28,250	9,451	58,099	2,605	33,819	313,367
Vice President and CFO
of the Bank (principal
financial officer)

Robert Miller, Jr.	2018	$278,543	$61,020	$20,372	$108,503	$1,005,145	$53,039	$1,526,622
Secretary of the	2017	$270,579	$41,870	$13,910	$97,867	$199,030	$48,927	$672,183
Company, President of	2016	264,726	40,750	13,567	63,000	134,345	48,175	564,563
TEA and Executive Vice
President of the Bank

(1)  Amounts reported under “salary” for Mr. Miller include the “employee portion” of residual commissions earned on certain products sold through M&W Group, Inc. prior to September 1, 2000.

(2)  Reflects the aggregate fair value of the awards at grant date as determined in accordance with FASB ASC Topic 718 for financial statement reporting purposes.  For additional information as to the assumptions made in valuation, see Note 12 to the financial statements filed with the SEC in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.  Amounts shown in the table do not necessarily correspond to the actual value that may be realized by the NEOs.

(3)  The Company met its “target” goal for fiscal 2018 under its Evans Excels Plan, which considered together with each NEO’s individual goals described above under “Compensation Discussion and Analysis - Executive Total Compensation,” resulted in payouts between “target” and “stretch.”

(4)  With respect to Mr. Nasca, includes the aggregate change in the accumulated benefits under the Bank’s Senior Executive SERP.

With respect to Mr. Connerton, includes the aggregate change in the accumulated benefits under the Bank’s Defined Benefit Pension Plan. For 2018, the aggregate change in actuarial present value of accumulated benefits for Mr. Connerton was a. decrease of $3,866. However, applicable SEC rules do not permit us to report a negative number in this column.

With respect to Mr. Miller, includes the aggregate change in the accumulated benefits under the Bank’s Defined Benefit Pension Plan and the Legacy SERP.  For 2018, the aggregate change in actuarial present value of accumulated benefits reflects a decrease of $7,231 under the Defined Benefit Pension Plan and an increase of $1,012,376 under the Legacy SERP.  The increase in Mr. Miller’s SERP liability at the end of 2018 was due to his decision to retire before the age of 65, which impacted the final actuarial calculations.

(5)  For 2018, includes: 401(k) matching contributions of $14,502,  $13,454,  and $16,060 for Mr. Nasca, Mr. Connerton, and Mr. Miller respectively; the $16,839 cost of Mr. Miller’s use of a Company owned automobile; club dues for Mr. Nasca of $14,233; the Company’s contribution to the EIRP for Mr. Connerton of $15,966; the economic benefit of an endorsement split-dollar life insurance policy held by the Bank; dividends paid on unvested restricted stock awards; auto allowances for Mr. Nasca and Mr. Connerton; and club dues for Mr. Miller. Other than the items for which specified dollar amounts were provided, none of the items specified in this footnote (5) exceeded $10,000 for any individual NEO.

Grants of Plan-Based Awards.  The following table reflects the terms of the compensation plan-based awards granted to Named Executive Officers in 2018.

Grants of Plan Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards (per share) (2)	Grant Date Fair Value of Stock and Option Awards (3)
		Threshold	Target	Stretch

David Nasca	3/20/2018	$91,875	$183,750	$275,625	2,290	-		$103,508
	3/20/2018				-	4,520	$45.20	$34,488
John Connerton	3/20/2018	$34,500	$69,000	$103,500	830	-		$37,516
	3/20/2018				-	1,640	$45.20	$12,513
Robert Miller, Jr.	3/20/2018	$42,000	$84,000	$126,000	1,350	-		$61,020
	3/20/2018				-	2,670	$45.20	$20,372

(1) Values reflect possible payouts assuming both Company and individual performance at the specified levels under the Evans Excels Plan. The Company met its “target” goal for fiscal 2018 under its Evans Excels Plan, which, considered together with each NEO’s individual goals described above under “Compensation Discussion and Analysis - Executive Total Compensation,” resulted in payouts between “target” and “stretch.”  Individual performance levels and results achieved are specified in the table included in that section, and actual amounts paid to the NEOs for 2018 are included in the Summary Compensation Table, above.

(2) Reflects the exercise price for the options granted, which was the closing market price for the Company’s common stock on the grant date.

(3) Reflects full grant date fair value in accordance with FASB ASC Topic 718 of the stock and options granted.  For additional information as to the assumptions made in valuation, see Note 12 to the financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The option and restricted stock awards in 2018 were granted under the Company’s 2009 Long-Term Equity Incentive Plan.  25% of the options and restricted stock granted will vest each year on the anniversary of the grant date, subject to acceleration of vesting upon the individual’s death, disability, retirement, or involuntary termination in connection with a change in control.  The awards shown in the table above will be fully vested in 2021, other than the grant to Mr. Miller, which will vest 50% in 2019 and 50% in 2020.  Dividends are paid on unvested stock awards when and as declared by the Board of Directors.

Employment Agreements with our NEOs

Prior to 2012, we had historically entered into employment contracts with our NEOs.   Only Mr. Nasca, our CEO, currently has an employment contract.  Mr. Miller and Mr. Connerton are both employed on an “at will” basis.

The material terms of Mr. Nasca’s employment contract are as follows:

David J. Nasca - Employment Agreement,  by and among Mr. Nasca, the Company and the Bank, pursuant to which Mr. Nasca serves as the President and Chief Executive Officer of the Company and the Bank.  Subject to prior termination, the term of Mr. Nasca's employment is for a three year term, which is renewed daily until his 62nd birthday (October 27, 2019), at which time the contract will have a remaining and declining three year term.  Automatic daily renewal will cease if the Bank gives Mr. Nasca written notice of non-renewal, in which case Mr. Nasca’s employment will end 36 months after the date of the non-renewal notice, unless the parties agree to a shorter period.  Mr. Nasca’s employment agreement provides for an initial base salary, which is adjusted annually by the Board of Directors of Evans Bank, N.A., provided, however, that Mr. Nasca’s annual salary may not be decreased.  Mr. Nasca is entitled to participate in all Company and Bank cash and equity incentive programs made available to senior executives, as well as all employee benefit plans, programs, and arrangements for which he qualifies.  He is entitled to four weeks paid vacation each year, plus five personal days and customary bank holidays.  The Bank provides Mr. Nasca with a monthly automobile allowance of $750 and reimburses him for reasonable club dues and certain other expenses he incurs in the performance of his duties under the agreement.

In the event Mr. Nasca's employment is terminated:

•

by the Company or the Bank without “cause” or by Mr. Nasca for “good reason,” or under certain circumstances within one year following a “change in control” of the Company, he will be paid three times the sum of the highest base salary paid to him at any time under the employment agreement plus the average annual non-equity incentive bonus paid to Mr. Nasca in the three years prior to termination.  The Company will also continue to provide amounts or benefits payable under applicable benefit plans for 36 months;

•

because of death, his estate will be paid a lump sum amount equal to two times Mr. Nasca’s then annual base salary, as well as any amounts or benefits payable under applicable benefit plans, but subject to offset for any payment due Mr. Nasca under any life insurance plan maintained by the Company or the Bank;

•

because of “disability,” (i) Mr. Nasca will be entitled to participate in the short- and long-term disability plans and benefits offered by the Bank to senior executives, including long-term disability income replacement benefits and supplemental retirement benefits under a long-term disability program; and (ii) the Bank will continue to provide Mr. Nasca with certain life and medical insurance benefits under the same cost-sharing arrangement as in effect for active employees until Mr. Nasca’s (A) full-time employment by another employer, (B) attaining age 65, or (C) death;

•

by the Company or the Bank for “cause” or by Mr. Nasca other than for “good reason,” Mr. Nasca will not be entitled to payment of any amounts or benefits, other than that portion of his annual salary accrued through the date of termination and any accrued and unpaid vacation.

The Company's or the Bank's obligation to make such payments to Mr. Nasca are conditioned upon Mr. Nasca's compliance with his obligations of confidentiality, non-competition and  non-solicitation set forth in his employment agreement.

Potential Payments Upon Termination or Change-in-Control.  The following table shows the potential incremental value transfer to each NEO under various termination or change-in-control scenarios as of December 31, 2018, the last business day of fiscal 2018.  Unvested, unexercised stock options and unvested restricted stock awards are valued at the closing market price of the Company’s common stock on that date.  The actual amounts to be paid out can only be determined at the time of such NEO's separation from the Company.

Event	David Nasca	John Connerton	Robert Miller, Jr.

Retirement or Voluntary Termination Without "Good Reason" (1)	$1,007,045	$131,582	$2,970,144

Termination for "Cause" (1)	$1,007,045	$131,582	$2,970,144

Termination Without "Cause" or for "Good Reason" (2)(5)	$3,274,802	$497,523	$3,334,144

"Change in Control" Termination (3)(5)	$3,958,410	$814,638	$3,618,323

Death (4)(5)	$2,520,875	$646,998	$3,618,323

Disability (6)	$1,892,373	$320,226	$3,058,323

(1) With respect to Mr. Nasca, reflects Senior Executive SERP actuarial present value of accumulated benefit obligation as of 12/31/18 less 6% for each year under age 62 and proportionately reduced for each year of service under 15 years.

With respect to Mr. Connerton, reflects Defined Benefit Pension Plan (“Pension Plan”) actuarial present value of the accumulated benefit obligation as of 12/31/2018 and actuarial present value under the Executive Incentive Retirement Plan (“EIRP”) based on current vested benefit.

With respect to Mr. Miller, reflects Pension Plan and Legacy SERP actuarial present value of the accumulated benefit obligation as of 12/31/18.

(2) With respect to Mr. Nasca, reflects (a) lump sum employment contract payout, (b) estimated value of healthcare benefits for 36 months, and (c) Senior Executive SERP actuarial present value of the accumulated benefit obligation as of 12/31/2018 less 6% for each year under age 62 and proportionately reduced for each year of service under 15 years.

With respect to Mr. Connerton, reflects (a) lump sum Executive Severance Plan payout, (b) Pension Plan  actuarial present value of the accumulated benefit obligation as of 12/31/2018 and (c) EIRP actuarial present value of the accumulated benefit obligation as of 12/31/2018 based on current vested benefit.

With respect to Mr. Miller, reflects (a) lump sum Executive Severance Agreement payout, and (b) Pension Plan and Legacy SERP actuarial present value of the accumulated benefit obligation as of 12/31/2018.

(3)  With respect to Mr. Nasca, reflects (a) lump sum employment contract payout, (b) estimated value of healthcare benefits for 36 months, (c) Senior Executive SERP actuarial calculated as the projected benefit obligation and (d) value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

With respect to Mr. Connerton, reflects (a) lump sum change in control agreement payout, (b) EIRP payout, including the present value of expected benefits through age 65, (c) Pension Plan actuarial present value of the accumulated benefit obligation as of 12/31/2018 and (d) value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

With respect to Mr. Miller, reflects (a) lump sum change in control agreement payout, (b) Legacy SERP payout calculated as the accumulated benefit obligation, assuming payment in a single lump sum regardless of individual elections to receive payment over time, (c) Pension Plan actuarial present value of the accumulated benefit obligation as of 12/31/2018, and (d) intrinsic value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

(4)  With respect to Mr. Nasca, reflects (a) Executive Life Insurance Plan lump sum death benefit, (b) estimated value of healthcare benefits for 24 months, (c) Senior Executive SERP lump sum payout calculated as the accumulated benefit obligation, and (d) value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

With respect to Mr. Connerton, reflects (a) Executive Life Insurance Plan lump sum death benefit, (b) EIRP actuarial present value of the accumulated benefit obligation as of 12/31/2018 based on current vested benefit, (c) Pension Plan  actuarial present value of the accumulated benefit obligation as of 12/31/2018 and (d) value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

With respect to Mr. Miller, reflects (a) Executive Life Insurance Plan lump sum death benefit, (b) Legacy SERP payout calculated as the accumulated benefit obligation, assuming payment in a single lump sum regardless of individual elections to receive payment over time, (c) Pension Plan  actuarial present value of the accumulated benefit obligation as of 12/31/2018 and (d) value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

(5)  Payment may be postponed for a six month period to avoid application of Section 409A of the Internal Revenue Code.

(6)With respect to Mr. Nasca, reflects (a) estimated value of healthcare benefits for 24 months, (b) Senior Executive SERP lump sum payout calculated as the benefit obligation, and (c) value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

With respect to Mr. Connerton, reflects (a) EIRP actuarial present value of the accumulated benefit obligation as of 12/31/2018 based on current vested benefit, (b) Pension Plan  actuarial present value of the accumulated benefit obligation as of 12/31/2018 and (c) value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

With respect to Mr. Miller, reflects (a) Legacy SERP payout calculated as the accumulated benefit obligation, assuming payment in a single lump sum regardless of individual elections to receive payment over time, (b) Pension Plan  actuarial present value of the accumulated benefit obligation as of 12/31/2018 and (c) value of stock awards and option awards that provide for accelerated vesting upon termination for the stated reason.

All post-termination payments under Mr. Nasca’s employment contract are linked to two-year confidentiality, non-competition and non-solicitation obligations.  Payments under the change in control agreements with Mr. Miller and Mr. Connerton are linked to one-year confidentiality, non-competition and non-solicitation obligations.  The events that constitute “cause,” “good reason,” “disability” and “change in control” are described in the employment contract or change in control agreement with each NEO.  Accelerated vesting of stock options and restricted stock awards assumes the awards are not converted into comparable awards with respect to voting securities of the surviving or acquiring entity upon a change in control of the Company, in accordance with the terms of the 2009 Long-Term Equity Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End. The following table provides information about unexercised stock options and unvested restricted stock outstanding for the Named Executive Officers as of December 31, 2018.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (#) (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (1)	Market Value of Shares or Units of Stock that Have Not Vested (2)

David Nasca	-	4,520	$45.20	3/20/2028	2,290	$74,448
	1,037	3,113	39.50	3/22/2027	1,515	49,253
	4,150	4,150	25.00	3/16/2026	1,520	49,415
	5,039	1,681	24.72	3/17/2025	713	23,180
	4,670	-	22.93	4/24/2024	-	-
	6,100	-	17.64	3/19/2023	-	-
	10,380	-	15.50	5/4/2022	-	-
	8,980	-	14.00	3/15/2021	-	-
	24,020	-	12.99	8/18/2019	-	-

John Connerton	-	1,640	$45.20	3/20/2028	830	$26,983
	375	1,125	39.50	3/22/2027	548	17,815
	1,550	1,550	25.00	3/16/2026	565	18,368
	1,282	428	24.72	3/17/2025	183	5,949
	1,390	-	22.93	4/24/2024	-	-
	1,460	-	17.64	3/19/2023	-	-
	3,000	-	15.50	5/4/2022	-	-
	2,160	-	14.00	3/15/2021	-	-

Robert Miller, Jr.	-	2,670	$45.20	3/20/2028	1,350	$43,889
	542	1,628	39.50	3/22/2027	795	25,845
	2,225	2,225	25.00	3/16/2026	815	26,496
	2,850	950	24.72	3/17/2025	403	13,102
	2,810	-	22.93	4/24/2024	-	-
	3,640	-	17.64	3/19/2023	-	-
	7,150	-	15.50	5/4/2022	-	-
	6,450	-	14.00	3/15/2021	-	-
	4,771	-	12.99	8/18/2019	-	-

(1) The unexercisable options with the following expiration dates and the related unvested restricted shares will vest as indicated below:

Expiration Date	Vesting Schedule
3/17/2025	100% each on March 17, 2019
3/16/2026	50% each on March 16, 2019 and 2020
3/22/2027	33% each on March 22, 2019, 2020 and 2021
3/20/2028	25% each on March 20, 2019, 2020, 2021, and 2022

(2) The market value of stock awards was computed by multiplying the closing market price of the Company’s common stock on December 31, 2018 by the number of shares covered by the award.

Option Exercises and Stock Vested.  The following table provides information about option exercises and the vesting of restricted stock during 2018 for the Named Executive Officers.

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
David Nasca	5,150	$162,352	2,545	$115,937
John Connerton	7,360	$244,289	815	$37,094
Robert G. Miller, Jr.	6,569	$197,349	1,453	$66,171

(1) Reflects the difference between the closing market price of the Company’s common stock on the exercise date and the exercise price for the    options multiplied by number of shares exercised.

(2)  Calculated by multiplying the closing market price of the Company’s common stock on the vesting date by the number of shares vested.

Pension Benefits.  The following table sets forth the present value of the accumulated pension benefits for the Named Executive Officers as of fiscal year-end 2018.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)	Payments During Last Fiscal Year
David J. Nasca	Senior Executive SERP	12	$1,339,155	$-

John Connerton	Defined Benefit Plan	15	$34,412	$-

Robert G. Miller, Jr.	Legacy SERP	18	$2,793,884	$-
	Defined Benefit Plan	18	176,260	-

(1) The assumptions used to calculate the present value of accumulated benefits are set forth in Note 11 to the Consolidated Financial Statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018.  The increase in Mr. Miller’s SERP liability at the end of 2018 was due to his decision to retire before the age of 65, which impacted the final actuarial calculations.

The following describes the material factors necessary to understand the pension benefits that are provided to the Named Executive Officers under the Bank's defined benefit pension and supplemental executive retirement plans.

Defined Benefit Pension Plan.  The Bank maintains a defined benefit pension plan (the “Pension Plan”) for all eligible employees, including employees of its subsidiaries.  Mr. Miller and Mr. Connerton are participants in the Pension Plan.  Upon retirement at age 65, vested participants are entitled to receive a monthly benefit.  The following table indicates the annual retirement benefit that would be payable under the Pension Plan, pursuant to the amended benefit formula discussed below, upon retirement at age 65 in fiscal year 2018, expressed in the form of a single life annuity for the average annual earnings and years of credited service.  The benefits listed below are not subject to deduction for Social Security or other offset amounts.

	Years of Service at Normal Retirement
Final Average Compensation	10	20	30	40
$30,000	$3,000	$6,000	$9,000	$9,000
$50,000	$5,000	$10,000	$15,000	$15,000
$100,000	$10,000	$20,000	$30,000	$30,000
$150,000	$15,000	$30,000	$45,000	$45,000
$220,000	$22,000	$44,000	$66,000	$66,000

Pension Benefit Formula: 1% of compensation times years of service, subject to a maximum of 30 years of service.

Prior to an amendment to the Pension Plan, effective May 1, 1994, the monthly benefit under the Pension Plan was 3% of average monthly compensation multiplied by years of service up to a maximum of 15 years of service.  In 1994, the Pension Plan was amended to change the benefit to 1% of average monthly compensation (as defined under the Pension Plan, generally the highest five consecutive compensation years out of the latest ten compensation years at retirement) multiplied by years of service up to a maximum of 30 years of service.

Effective January 31, 2008, the Pension Plan was frozen.  All participants vested immediately in the Pension Plan at their then-present number of years of service, regardless of whether an employee had attained greater than five years of service on January 31, 2008.  All benefits that eligible participants accrued in the Pension Plan prior to January 31, 2008 will be retained, but no additional benefits have accrued under the Pension Plan since that date.  Employees will be eligible to receive accrued benefits at normal retirement age.

"Compensation" for purposes of the Pension Plan generally means the compensation reported for a participant on Form W-2 as gross pay.  In calculating a participant's benefit, annual compensation in excess of a limit set annually by the Secretary of the Treasury of the United States may not be considered.  That limit (the "IRS Compensation Limit") was $230,000 for 2008, the final year of the Pension Plan.  In addition, benefits provided under the Pension Plan may not exceed a benefit limit under the Internal Revenue Code (which was $185,000 payable as a single life annuity beginning at normal retirement age in 2008).  The "Social Security Wage Base" is the maximum amount of annual earnings or wages that is subject to the old age, survivors and disability insurance taxes that is in effect under the Social Security Act at the beginning of the plan year.

A participant is eligible for early retirement under the Pension Plan if the participant retires before normal retirement age but after attaining age 59 and completing 5 years of service.  An early retirement benefit is reduced 1/15th per year for each year that the benefit commences prior to normal retirement age.  As of the date of this Proxy Statement, Mr. Miller (age 62) is eligible for early retirement but Mr. Connerton (age 52) is not eligible.  Mr. Nasca has not been a participant in the Pension Plan.

Benefits under the Pension Plan are paid over the lifetime of the participant or the lifetimes of the participant and a beneficiary, as elected by the participant.  If the participant is married on the date payments are to begin under the Pension Plan, payment will be in the form of a joint and 50% survivor annuity with the spouse as beneficiary, unless the participant elects another form of payment with the consent of the spouse.  If benefits are paid in a form in which a benefit is to be paid to a beneficiary after the death of the participant, benefits are reduced from the amount payable as a lifetime benefit solely to the participant in accordance with the actuarial factors that apply to all participants in the Pension Plan.  The Pension Plan generally does not make distributions in the form of a one-time lump sum payment.  A participant's benefit is payable as an annuity with monthly benefit payments, unless the present value of the normal retirement benefit is less than $5,000.

Benefits under the Pension Plan are funded by an irrevocable, tax-exempt trust.  The Pension Plan benefits of all participants, including those benefits of NEOs, are payable from the assets held by the tax-exempt trust.

Supplemental Executive Retirement Plans.  The Bank maintains the Legacy SERP in which Mr. Miller is a participant.  The Legacy SERP historically was available to executives deemed eligible by the Committee in its sole discretion, but is currently closed to new participants.  Under the Legacy SERP, Mr. Miller is entitled to an annual benefit payment equal to 70% of his final average earnings (defined as salary and annual short-term cash incentive bonus, including the amount of any salary deferrals into the Company’s 401(k) and employee benefit plans), currently defined as the highest average of five consecutive years out of the last ten worked, reduced by 50% of his annual Social Security benefit, the amount of his annual benefit under the Pension Plan, and the value of his annual benefit attributable to employer matching contributions to the Bank’s 401(k) plan, at or after attaining age 65.  There are provisions for reduced early retirement benefits after attaining age 60 but prior to age 65, provided, however, that such benefits are reduced by 2% for each year by which the participant's age and years of service are less than 75.  Mr. Miller (age 62) is currently eligible for early retirement under the Legacy SERP and, as set forth above under “Proposal I – Election of Directors”, has announced his planned retirement effective March 29, 2019.  Benefits are also payable upon separation from service after a change in control, regardless of the participant’s age.  Upon a participant’s entitlement to a benefit under the Legacy SERP, his benefit shall be paid in the form of either (i) a single life annuity with 15 payments guaranteed, or (ii) a lump sum payment which is actuarially equivalent to the annuity form of payment described in clause (i).  Mr. Miller has selected a single life annuity with 15 payments.  The Legacy SERP also allows for payment of such benefit to a designated beneficiary upon the death of the employee and for earlier payment due to disability.

Mr. Nasca is a participant in the Senior Executive SERP.  The Senior Executive SERP is available to senior executives deemed eligible by the Committee in its sole discretion.  A participant is generally entitled to receive a benefit under the Senior Executive SERP upon a termination of employment, other than for “cause,” after the participant has completed 10 full calendar years of service with the Bank.  No benefit is payable under the Senior Executive SERP if the participant’s employment is terminated for “cause” or if the participant voluntarily terminates before completing 10 full calendar years of service with the Bank.   In addition, the payment of benefits under the Senior Executive SERP is conditioned upon certain agreements of the participant related to confidentiality, cooperation, non-competition, and non-solicitation.    A participant will be entitled to a retirement benefit under the Senior Executive SERP if his or her employment with the Bank terminates other than for “cause” on or after the date the participant attains age 65.  The “accrued benefit” is based on a percentage of the participant’s final average earnings (defined as salary and annual short-term cash incentive bonus, including the amount of any salary deferrals into the Company’s 401(k) and employee benefit plans), which is determined based upon the participant’s total annual compensation over the highest consecutive five calendar years of the participant’s employment with the Bank, accrued over the participant’s “required benefit service”.  Mr. Nasca’s benefit percentage is 35% and his required benefit service is 15 years.  A reduced early retirement benefit may be payable if the participant terminates before attaining age 62 (other than by reason of death of “disability” or following a “change in control”).  The benefit is calculated in the same manner as the standard retirement benefit, but is reduced by 6% for each full calendar year prior to age 62 that the benefit is paid (e.g., reduced by 12% if the participant retires at age 60).  Mr. Nasca is currently eligible for early retirement under the Senior Executive SERP.

Upon a participant’s death while employed by the Bank, the participant’s designated beneficiary will be entitled to a cash lump sum equal to the present value of the participant’s “accrued benefit”, without any reduction for early retirement.  If a participant’s employment with the Bank terminates by reason of “disability”, the participant is entitled to a benefit to be calculated as if he or she had attained age 65 immediately before the disability and assuming his or her base salary had increased 3% each calendar year, then discounted to the lump sum present value as of the date of disability, and paid as a cash lump sum.  If a participant’s employment is terminated without “cause” or the participant terminates with “good reason” (as defined in Internal Revenue Code Section 409A) within 24 months following a “change in control”, the participant is entitled to a benefit to be calculated as if he or she had attained age 65 immediately before termination and assuming his or her base salary had increased 3% each calendar year, then discounted to the lump sum present value and paid as a cash lump sum.

Executive Life Insurance Plan.    The Company provides an endorsement split-dollar benefit to certain officers and directors in connection with bank-owned life insurance maintained by the Bank.  This benefit does not carry into retirement.  The benefit for all non-employee directors is in the amount of $200,000.  The amount of the benefit for NEOs is 2.0 times base salary.  For 2018, the amount of the benefits for each of Messrs. Nasca, Connerton and Miller was $980,000, $460,000 and $560,000, respectively.  The participant annually pays income tax on the imputed value of annual term life insurance premiums.

Employee Savings Plan.    The Bank also maintains a 401(k) salary deferral plan to assist employees, including employees of its subsidiaries, in saving for retirement.  All employees are eligible to participate on the first of the month following 30 days of employment.  Eligible employees can contribute up to the maximum amount allowable under the Internal Revenue Code.

For 2018, all employees, including the NEOs, received a 100% match from the Company on contributions up to 6% of base salary.  Employees are fully vested in these employer contributions after six years of service.  Matching contributions credited to the accounts of NEOs are included in the “Summary Compensation Table,” above, under “All Other Compensation.”

Individual account earnings will depend on the performance of the particular funds in which the participant invests.  Specific guidelines govern adjustments to contribution levels, investment decisions and withdrawals from the plan.  The benefit is paid as an annuity unless the employee elects one of the optional forms of payment available under the plan.

Non-Qualified Deferred Compensation.  The following table sets forth information for the Company’s Non-Qualified Deferred Compensation Plan for fiscal 2018:

Name	Executive Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End
John Connerton	$-	$272	$5,219
Robert G. Miller, Jr.	$5,569	$5,629	$107,969

The Company does not make contributions to the Non-Qualified Deferred Compensation Plan.  Mr. Miller’s contributions were reported as compensation for fiscal 2018 in the Summary Compensation Table, above, and amounts reported in the “Aggregate Balance at Last Fiscal Year End” column of this table for Messrs. Miller and Connerton were reported as compensation in the Company’s Summary Compensation Tables for previous fiscal years. Mr. Connerton did not contribute to this plan in fiscal 2018.  Mr. Nasca does not participate in the Non-Qualified Deferred Compensation Plan.

The Company's Non-Qualified Deferred Compensation Plan allows NEOs to elect to defer 1% to 100% of their base salary until retirement or termination of service.  The Company credits such deferrals with interest equal to 1% over the prime rate as of each January 1st.

NEOs are immediately 100% vested in their account balance under the Non-Qualified Deferred Compensation Plan, including credited interest.  NEOs may choose from a 5, 10 or 15 year payment plan or lump sum payment option.  In 2016, the Non-Qualified Deferred Compensation Plan was frozen to all new entrants.  Mr. Miller and Mr. Connerton, who were participants in the Non-Qualified Deferred Compensation Plan when it was frozen to new entrants, are permitted to continue their participation in the plan, but neither Mr. Nasca nor any future NEOs will be eligible to participate in this plan.

CEO Pay Ratio.  The “CEO pay ratio”, which shows the relationship between the annual total compensation paid to our CEO and the annual total compensation paid to our median employee, may provide an additional insight to the Company’s compensation practices.   As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation our CEO:

•	The median annual total compensation of all employees of the Company and its subsidiaries (other than the CEO) was $54,388.
•	The annual total compensation of the CEO (as reported in the Summary Compensation Table included in this Proxy Statement) was $1,098,652.
•	Based on this information, for 2018 the CEO’s annual total compensation was 20 times that of the median of the annual total compensation of all of our employees.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

1. To identify the “median employee” (ME) from our employee population, in accordance with applicable SEC guidance, we used the same median employee as reported in the 2017 calculation, because there was no change in our employee population or employee compensation agreements that we believe would significantly impact our pay ratio disclosure.

2.We then calculated the ME’s total compensation for 2018.  The ME’s 2018 total compensation included the same components as the 2018 total compensation for our CEO as reported in the “Total” column of the Summary Compensation Table (SCT) included in this Proxy Statement, such as base salary, overtime, annual bonus, referral bonuses, stock award/options, 401(k) matching contributions, and any increase in value of defined benefit pension plans.

3.The annual total compensation of our CEO used for purposes of calculating the ratio was the amount reported in the “Total” column of the SCT.

4.The ratio of the CEO’s compensation to the median compensation of all employees other than the CEO was determined by comparing the CEO’s 2018 total compensation to the ME’s 2018 total compensation.

TRANSACTIONS WITH RELATED PERSONS

The Company's written policies and procedures with respect to transactions with related persons require the review and approval or ratification by the Audit Committee for any transaction in which the Company will be a participant and any related person has or will have a material interest (direct or indirect), other than transactions involving less than $5,000 when aggregated with all similar transactions.  Related persons include the Company's directors, director nominees and executive officers and their immediate family members, as well as persons owning more than 5% of the Company's common stock and any immediate family member of such shareholder.

Under the Company's Related Person Transaction Policy, a related person transaction may be consummated or continue if the Audit Committee has approved or ratified the transaction in accordance with the following guidelines: in considering whether to approve or ratify related person transactions, the Audit Committee will take into account, among other factors, (i) whether the related person transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party; (ii) whether the related person transaction has been reviewed and approved by the Company's subsidiary banking institution in accordance with Federal Reserve Regulation O and the process and procedure established by such subsidiary banking institution to ensure compliance with Regulation O; (iii) whether the related person transaction is approved by the disinterested members of the Board of Directors; and (iv) whether the related person transaction involves compensation approved by the Company's Human Resource and Compensation Committee.

The Audit Committee meets annually with management to discuss and review related person transactions for the current calendar year and the two previous calendar years, including the proposed aggregate value of such transactions.  After review and discussion, the Audit Committee will determine, based on the above guidelines, whether to approve or ratify each related person transaction, and at each subsequently scheduled meeting, management will update the Audit Committee, as necessary, as to any material change to previously approved related person transactions and any proposed related person transactions.

In the event that a related person transaction is proposed during the interim period between regularly scheduled Audit Committee meetings, the transaction may be presented to the Audit Committee by management for approval or preliminarily entered into by management subject to ratification by the Audit Committee in accordance with the above guidelines; provided that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction.

The Bank has had, and in the future expects to have, banking and fiduciary transactions with directors and executive officers of the Company and some of their affiliates.  All such transactions have been in the ordinary course of business and on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with unrelated third parties, and do not involve more than a normal risk of collectivity or present other unfavorable features.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee has reviewed and discussed with the Company’s management and KPMG LLP, the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the 2018 fiscal year.  The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2018 fiscal year for filing with the SEC.

Submitted by the Audit Committee,

Michael J. Rogers, Chairman
James E. Biddle, Jr.
Nora B. Sullivan
Lee C. Wortham

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company’s independent registered public accounting firm and to conduct the audit of the Company’s consolidated financial statements for the year ending December 31, 2018.  Representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions that may be raised, and they will have the opportunity to make a statement, if they so desire.

Fees Billed by KPMG LLP. The following table shows the fees that KPMG LLP billed the Company for audit and other services provided for fiscal years 2018 and 2017.  Audit fees consist of professional services rendered for the audit of the Company's annual consolidated financial statements and internal control over financial reporting, review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings, including SEC filings or engagements for fiscal years 2018 and 2017. Audit-related fees consist of work performed by KPMG in connection with the Company’s registered common stock offering in January 2017.

	2018	2017
Audit Fees	$388,950	$428,300
Audit-Related Fees	-	150,000
Tax Fees	-	-
All Other Fees	-	-
Total	$388,950	$578,300

All fees listed in the table above were pre-approved by the Company's Audit Committee under the pre-approval policy described below.

The Audit Committee has considered whether the provision of non-audit services, if any, is compatible with maintaining the principal accountant's independence and has concluded that such services did not impair KPMG LLP's independence.

The Audit Committee's pre-approval policy details the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee, and the cost limits for those services.  Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee.  Also, any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

PROPOSAL II — APPROVAL OF THE EVANS BANCORP, INC. 2019 LONG-TERM EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to shareholder approval, the 2019 Long-Term Equity Incentive Plan (the “Equity Plan”), to provide employees, officers and directors of the Company and its subsidiaries with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.

Why We Are Asking for Shareholder Approval

We are asking our shareholders to approve the Equity Plan so that we may continue to grant stock-based compensation to our employees, officers and directors.  The Company’s 2009 Long-Term Equity Incentive Plan (the “Prior Plan”) expires in 2019.  Upon shareholder approval of the Equity Plan, no further grants will be made under the Prior Plan.

The Equity Plan would permit the grant of stock options, stock appreciation rights (SARs), restricted stock awards and restricted stock units (RSUs).  Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Plan, our shareholders will give us the flexibility we need to continue to attract and retain highly qualified officers, directors and employees by offering a competitive compensation program containing features that are linked to the performance of our common stock.

As a company listed on the NYSE American stock exchange, we are required to obtain the approval of our shareholders before implementing an equity compensation plan such as the Equity Plan.  For this purpose, the Equity Plan must be approved by a majority of the votes cast at the Annual Meeting.

General

Subject to permitted adjustments for certain corporate transactions, if the Equity Plan is approved by the Company’s shareholders, the Equity Plan will authorize the issuance of up to 725,000 shares of our common stock. Shares previously awarded under the Prior Plan that are subsequently forfeited or that expire unused may also be awarded under the Equity Plan.  As of March 4, 2019, the record date for the Annual Meeting, there were 104,379 shares of common stock subject to outstanding awards under the Prior Plan (consisting of 66,426 unexercised options with a weighted average exercise price of $36.16 and a weighted average remaining term of 7.98 years, and 37,953shares of unvested restricted stock).

As indicated above, the Equity Plan provides for the issuance of up to 725,000 shares of our common stock, in addition to shares remaining available for issuance under the Prior Plan.  As of March 4, 2019, the record date for the Annual Meeting, there were 65,487 shares of common stock available for issuance under the Prior Plan .  In general, only shares actually issued pursuant to awards under the Equity Plan will be counted against the number of shares available for issuance; shares related to awards which expire or are forfeited, canceled or exchanged (with the Committee’s permission) for awards not involving the issuance of shares, are not counted against the number of shares available for awards under the Equity Plan.  However, the full number of shares covered by stock-settled SARs or RSUs granted under the Equity Plan will be counted against the number of shares available for issuance, regardless of the number of shares actually issued upon settlement of those awards. Additionally, shares withheld to satisfy tax withholding obligations or to pay the exercise price of an award, or purchased on the open market as part of a broker-assisted “cashless exercise”, will no longer be available for issuarnce under the Equity Plan.

The Equity Plan will be administered by the Company’s Human Resource and Compensation Committee (the “Committee”).  The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan.  The Equity Plan also generally permits the Committee to delegate to any one or more of its members or to any persons selected by it all or any part of the responsibilities and powers of the Committee.

Eligibility

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Equity Plan.  Non-employee directors may not be granted incentive stock options, and may not receive, in the aggregate, more than 20% of the shares reserved for issuance under the Equity Plan, subject to additional sub-limits as described below.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Plan.  An award may be granted alone or in combination with one or more other awards.  Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.  Awards may be granted in a combination of incentive and non-statutory stock options, SARs, restricted stock awards and RSUs as follows:

Stock Options.  A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value of our common stock on the date the stock option is granted (110% of the fair market value for an incentive stock option granted to an employee who holds 10% or more of the Company’s stock).  Fair market value for purposes of the Equity Plan means the final sale price of the Company’s common stock as reported on the NYSE American (or other exchange on which the Company’s stock is then listed for trading) on the date the option is granted, or if the Company’s common stock was not traded on that date, then on the last day prior to that date on which the Company’s common stock was traded, and without regard to after-hours trading activity.  The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees of the Company or its subsidiaries are eligible to receive incentive stock options.  Grants of stock options do not include any dividend equivalent rights.  Stock options are subject to vesting conditions and restrictions as determined by the Committee, which may include time or performance-based vesting, or any combination thereof.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either in cash or by another means permitted by the Committee, which may include:  (i) tendering, either actually or constructively by attestation, common stock of the Company valued at fair market value on the exercise date; (ii) subject to a “cashless exercise” through a third party; (iii) by check; (iv) by delivering other property approved by the Committee; or (v) some combination of these methods.  The total number of shares acquired upon exercise will be rounded down to the nearest whole share.  Stock options may not be exercised more than ten years after the grant date (five years for an incentive stock option granted to an employee who holds 10% or more of the Company’s stock).

Stock Appreciation Rights.  SARs are a right to receive, in cash or shares of common stock or a combination of both (as set forth in the award agreement), an amount equal to or based on the excess of the fair market value of a share of common stock at the time of exercise over the exercise price established by the Committee at the time of grant.  Grants of SARs do not include any dividend equivalent rights.  SARs are subject to vesting conditions and restrictions as determined by the Committee, which may include time or performance-based vesting, or any combination thereof.  The exercise price for SARs may be paid in the same manner as the exercise price for stock options as described above.  SARs may not be exercised more than ten years after the grant date.

Restricted Stock Awards.  A restricted stock award is a stock award that is subject to vesting conditions and restrictions established by the Committee which are set forth in the award agreement, and which may include time or performance-based vesting or any combination thereof.   The recipient of a restricted stock award will have the rights of a stockholder with respect to the shares received, including voting and dividend rights, subject to the conditions and restrictions of the award.

Restricted Stock Units.  RSUs are similar to stock awards, except that no shares of stock are actually awarded on the date of grant.  Rather, RSUs are deferred compensation bookkeeping entries that are subject to all of the requirements of Section 409A of the Internal Revenue Code, including specifying the time and form of payment at the time of grant.  A participant who receives an RSU award will not have any of the rights of a holder of the Company’s common stock with respect to that award, other than the right to be credited any dividends declared during the restricted period, which will be distributed to the participant at the same time and in the same form as the underlying RSU.  RSUs are subject to vesting conditions and restrictions as determined by the Committee, which may include time or performance-based vesting, or any combination thereof.  RSUs are payable in cash, shares of common stock, or both, as determined by the Committee.

Prohibition Against Repricing.  Except for adjustments due to certain corporate transactions, unusual or nonrecurring events and any reduction in exercise price approved by the Company’s shareholders, the Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or SAR previously granted under the Equity Plan.

Adjustments Upon Certain Corporate Events.  In the event of a corporate transaction involving the Company’s common stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), then the Committee will equitably adjust (i) the number of shares available for issuance under the Equity Plan, (ii) the share limitations described below, and (iii) the exercise price of stock options and SARs.  The Committee may adjust the terms and conditions of all awards (including canceling the awards in exchange for the in-the-money value, if any, of the vested portion thereof or substitution of awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events affecting the Company or any parent or subsidiary or the financial statements of the Company or any parent or subsidiary, or in response to changes in applicable laws, regulations or accounting principles.

Prohibition on Transfer.  Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws of intestate succession or pursuant to a domestic relations order.  At the Committee’s sole discretion, non-statutory stock options may be transferred to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations.  During the life of the participant, awards can only be exercised by him or her.  Participants may designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant’s death.

Limitation on Awards Under the Equity Plan

The following limits apply to awards under the Equity Plan:

•	no more than 545,000 shares may be issued as restricted stock awards, RSUs and/or stock settled SARs;
•	the maximum number of shares that may be subject to stock options or SARs granted to any one participant during any calendar year is 50,000;
•	the maximum dollar amount that may be payable pursuant to cash settled SARs that are granted to any one participant during any calendar year is $1,000,000;
•	the maximum number of shares that may be subject to restricted awards granted to any one participant is 55,000; and
•

the maximum number of shares of common stock that may be covered by all stock options and SARs granted to non-employee directors as a group is 20% of the shares in the aggregate to be covered by stock options or SARs granted under the Equity Plan, and the maximum number of restricted stock awards or RSUs that may be granted to non-employee directors as a group is 20% of the restricted stock awards or RSUs in the aggregate to be granted under the Equity Plan.

Performance Features

The Committee may designate whether any awards being granted to any participant under the Equity Plan are intended to be performance-based compensation as described in the Plan.  Any such awards will be conditioned on the achievement of one or more performance measures, to the extent determined by the Committee and set forth in an award agreement.

Performance Measures.  The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: earnings; financial return ratios; capital; increase in revenue, operating or net cash flows; cash flow return on investment; total shareholder return; market share, net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; administrative expenses, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan.  In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.  The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award, and under certain circumstances the Committee may adjust performance measures after they have been set.

Vesting of Awards

If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than four years for an employee, and not less than one year for a director, subject in either case to acceleration in the event of death, disability, retirement or involuntary termination of employment or service following a change in control, or other events specified by the Committee.

Effect of Termination of Employment or Service

The Committee will set forth in each award agreement whether and to what extent awards will be exercisable or retainable upon a participant’s termination of employment or service for any reason, including upon the participant’s death, disability or retirement.  Unless the Committee specifies otherwise:

•

Upon a participant’s termination for any reason other than death, disability, retirement or “cause”, as defined in the Plan, the participant’s unvested awards will be forfeited, and his or her vested stock options and SARs will be exercisable for a period of three months.

•	Upon a participant’s termination for cause, all awards not exercised or vested on the date of termination will be forfeited.
•

Upon a participant’s termination for death, disability or retirement, all of the participant’s outstanding awards will vest immediately and be exercisable for a period of one year (subject to certain restrictions related to ISOs).

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or termination of service as a director following a change in control (as defined in the Equity Plan) of the Company, all outstanding options and SARs then held by a participant will become fully exercisable and all restricted stock awards or RSUs shall be fully earned and vested.  In the event of a change in control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the change in control.

Upon the occurrence of certain transactions, such as a merger or other transaction in which the Company is not the surviving entity, unless the Committee determines otherwise, any outstanding stock options or SARs will be converted into stock options or SARs with respect to the common stock of the surviving or purchasing entity reflecting the same economic benefit as the outstanding stock options or SARs.  Alternatively, the Committee may, before the transaction closes, decide to cancel all outstanding stock options and SARs in exchange for a cash payment based upon the value of the transaction.

Amendment and Termination

Generally, the Board of Directors may, at any time, amend or terminate the Equity Plan and may amend any award granted under the Equity Plan, provided that no amendment or termination may adversely impair the rights of a participant or his or her beneficiary under an outstanding award without the participant’s written consent.  The Board of Directors may not amend the Equity Plan to (a) increase the aggregate number of securities which may be issued under the Equity Plan, (b) materially increase the benefits accruing to a participant, or (c) materially modify the requirements for participation in the Equity Plan, without approval of the Company’s shareholders.  Notwithstanding the foregoing, the Committee may amend the Equity Plan and any outstanding award at any time, retroactively or otherwise, to insure that the Equity Plan or awards comply with current or future law relating to equity incentive plans (including, but not limited to, Section 409A of the Internal Revenue Code) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or the Financial Accounting Standards Board subsequent to the adoption of the Equity Plan or the granting of awards, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operation of the Company, and such amendments may be made unilaterally and without participant consent.

Duration of Plan

The Equity Plan will become effective upon approval by the shareholders at the Annual Meeting.  The Equity Plan will terminate 10 years after that date, or, if sooner, when all shares reserved for issuance under the Equity Plan have been issued.  At any time, the Board of Directors may terminate the Equity Plan; however, any termination of the Equity Plan will not affect outstanding awards.

United States Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Plan:

Non-Qualified Stock Options.  The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.  The grant of an incentive stock option will not result in taxable income to the participant.  Generally, the exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).  The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.  For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain.  A capital loss will be recognized to the extent that the amount realized is less than the exercise price.  If the holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.  If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain.

If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights.  The grant of an SAR will not result in taxable income to the participant.  Upon exercise of an SAR, the fair market value of cash or shares received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction.  Gains and losses realized by the participant upon disposition of any shares received upon exercise of a stock-settled SAR will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock Awards.  A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes.  Upon the later of delivery or vesting of shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting.  Dividends paid to the participant during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Restricted Stock Units.  The grant of an RSU will not result in taxable income to the participant.  Provided that the grant sets forth the time and form of payment (as required under Section 409A of the Internal Revenue Code), at the time the RSU award is paid to the participant, the participant will recognize ordinary income equal to the then-current fair market value of the RSU (which is denominated in shares of Company stock) and the Company will be entitled to a corresponding tax deduction.  Gains and losses realized by the participant upon disposition of any shares received upon exercise of a stock-settled RSU will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Withholding of Taxes.  The Company may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Company, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control.  Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice.  The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Plan.  A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan.  The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under ASC Topic 718, Compensation – Stock Compensation, the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options, SARs, restricted stock and RSUs.

Receipt of Allocation of New Plan Benefits

The Committee has not yet made any specific allocation of the proposed shares that would be available for issuance under the Equity Plan if the Equity Plan is approved, and therefore it is not possible to determine the benefits or amounts that will be received by or allocated under the Equity Plan to the NEOs, to the Company’s non-employee directors, or to any other individuals.  The Committee will consider in the future whether or not to make awards to any or all plan participants.  The benefits to be received by the Company’s executive officers (including the NEOs), non-employee directors, and employees under the Equity Plan are not determinable because, under the terms of the Equity Plan, grants are in the discretion of the Committee and the value of each grant will depend on the market price of the Company’s common stock on the date of grant.  An example of how the Committee has made equity grants to NEOs in the past can be found in the “Grants of Plan-Based Awards” table in the “Executive Compensation” section of this Proxy Statement.  In addition, the Company has, in the past, made grants of stock options to non-employee directors as compensation for their service as directors, as discussed above under “Director Compensation.”  The Committee currently intends to continue to make such awards to non-employee directors in fiscal 2019, subject to shareholder approval of the Equity Plan.

Required Vote and Recommendation of the Board

In order to approve the 2019 Long-Term Equity Incentive Plan, the proposal must receive the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. In determining whether the proposal has received the requisite number of affirmative votes, abstentions are considered “votes cast” under applicable rules of the New York Stock Exchange, and thus will have the same effect as a vote “against” the proposal.  Broker non-votes will not count as votes cast “for” or “against” the proposal to adopt the Equity Plan and will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2019 LONG-TERM EQUITY INCENTIVE PLAN.

PROPOSAL III – ADVISORY VOTE ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

General

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, the Company is requesting shareholder approval of a non-binding advisory resolution approving the compensation paid to the executive officers named in the Summary Compensation Table included in this proxy statement (the “Named Executive Officers” or “NEOs”) as disclosed pursuant to the SEC’s executive compensation disclosure rules, including the “Compensation Discussion and Analysis”, compensation tables and narrative discussion provided in this proxy statement under the caption “Executive Compensation,” above.  At our 2013 Annual Meeting of Shareholders, our shareholders expressed a preference that the advisory “say on pay” vote take place on the annual basis recommended by our Board of Directors. This preference was subsequently adopted by our Board of Directors, and so we are again providing our shareholders with a “say on pay” vote this year. The next advisory vote on the compensation paid to our Named Executive Officers will take place at our Thirty-Second Annual Meeting of Shareholders in 2020.

The Board of Directors requests that shareholders approve the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The Company believes that its compensation policies and procedures are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the Company’s shareholders, and motivating the executives to remain with the Company for long and productive careers.  These policies and procedures are described above under the section “Executive Compensation”.  The Human Resource and Compensation Committee of the Board of Directors, composed entirely of independent directors, in consultation with consultants from time to time, oversees the Company’s compensation programs and monitors policies to ensure that those policies are appropriate.

The Company urges shareholders to read the section entitled “Executive Compensation”, above, including the “Compensation Discussion and Analysis”, the 2018 Summary Compensation Table and related tables, and the narrative included within that section, which provide detailed information on the Company’s compensation policies and practices and the compensation of the Named Executive Officers.

Non-Binding Resolution

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on the Company, the Board of Directors or the Human Resource and Compensation Committee of the Board of Directors, and may not be construed as overruling any decision made by the Board.  However, the Board and the Human Resource and Compensation Committee will take the voting results into account when evaluating the Company’s executive compensation program and considering future compensation arrangements.

Required Vote

The affirmative vote of the holders of a majority of the votes cast is needed to approve the non-binding resolution approving the compensation paid to the NEOs.  Under New York law, abstentions and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise directed, the persons named in the proxy card intend to vote shares as to which proxies are received FOR approval of the non-binding resolution approving the compensation paid to the Named Executive Officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL IV – SELECTION OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

General

In Proposal III above, the Company is asking shareholders to vote on an advisory resolution on executive compensation (the “say-on-pay” vote).  Pursuant to Section 14A of the Exchange Act, in this Proposal IV the Company is asking shareholders to vote on whether future say-on-pay votes should occur every year, every two years or every three years.  You also may abstain from voting.  Shareholders will have an opportunity to cast an advisory vote on the frequency of future say-on-pay votes at least every six years.

The Board of Directors understands that there are different views as to what is an appropriate frequency for advisory votes on Named Executive Officer compensation.  After careful consideration, the Board is recommending that future say-on-pay votes occur every year.  The Company believes that this frequency is appropriate because annual votes provide management and the Human Resources and Compensation Committee (the “Committee”) with closer to real-time and more direct feedback on the Company’s current compensation practices, and should better allow management and the Committee to measure how they have responded to the prior year’s vote.

Non-Binding Resolution

This advisory vote is not binding on the Company, the Board of Directors or the Committee, and may not be construed as overruling any decision made by the Board.  However, the Board and the Committee will consider the voting results on this proposal in determining the frequency of future say-on-pay votes.

Required Vote

The affirmative vote of a majority of the votes cast on the Proposal will determine the outcome of the vote on this Proposal.  This means that for one frequency to be deemed to have been chosen by shareholders, the number of votes cast for that frequency must exceed the aggregate number of votes cast for the other two frequencies.  However, although the legal voting standard is a majority vote, the Board values the opinions of our shareholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other frequencies, even if less than a majority, the Board will take that into account in determining how frequently the Say on Pay advisory vote occurs in the future.

Under New York law, abstentions and broker non-votes will have no effect on the outcome of the vote.

Unless authority to so vote is withheld, the persons named in the proxy card intend to vote shares as to which proxies are received in favor of conducting an advisory vote on executive compensation EVERY YEAR.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR CONDUCTING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY “ONE YEAR”.

PROPOSAL V – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company is asking shareholders to ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for our current fiscal year.  Our 2019 fiscal year began on January 1, 2019 and will end on December 31, 2019.  Although ratification is not legally required, the Company is submitting the appointment of KPMG to our shareholders for ratification in the interest of good corporate governance.  In the event that this appointment is not ratified, the Audit Committee of the Board will reconsider the appointment, but may still engage KPMG as our independent registered public accounting firm.

The Audit Committee appoints the independent registered public accounting firm annually.  Before appointing KPMG as our independent registered public accounting firm for fiscal 2019, the Audit Committee carefully considered the firm’s qualifications and performance during fiscal 2018, as well as the fees paid to KPMG for such services.  In its review of non-audit service fees and its appointment of KPMG as Evans Bancorp, Inc.’s independent registered public accounting firm, the Audit Committee considered whether the provision of such services was compatible with maintaining KPMG’s independence.

Representatives of KPMG will be present at the Annual Meeting.  They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the votes cast is needed to approve the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm.  Under New York law, abstentions and broker non-votes will have no effect on the outcome of the vote.

Unless authority to so vote is withheld, the persons named in the proxy card intend to vote shares as to which proxies are received FOR ratification of the appointment of KPMG LLP as to the Company’s independent registered public accounting firm for fiscal 2019.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2019.

OTHER MATTERS

The cost of solicitation of proxies will be borne by the Company.  Solicitation other than by mail may be made by directors, officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting, other than the election of directors, the advisory vote on the compensation paid to our NEOs, and the ratification of the appointment of KPMG LLP as the Company’s registered public accounting firm.  However, if other matters do properly come before the Annual Meeting or any adjournments thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2019

ANNUAL MEETING OF SHAREHOLDERS

Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials.  Shareholders of the Company may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8(e) promulgated under the Exchange Act.  For such proposals to be included in the Company’s proxy materials relating to its 2020 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than November 22, 2019.  Such proposals should be delivered to the Secretary, Evans Bancorp, Inc., One Grimsby Drive, Hamburg, New York 14075.

Requirements for Shareholder Proposals to be Brought Before the Annual Meeting.  Except in the case of proposals made in accordance with Rule 14a-8(e) and for shareholder nominations to the Board of Directors which are governed by the procedures for director nominations by shareholders contained in the Company’s bylaws, described above under “Board of Director Committees – Corporate Governance and Nominating Committee,” for proposals to be considered at an Annual Meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Company first sent its proxy materials for its immediately preceding annual meeting of shareholders. To be timely for the 2020 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company by February 5, 2020.  A shareholder’s notice to the Secretary must set forth, as to each matter the shareholder proposes to bring before the Annual Meeting, a detailed description of the matter to be acted upon.  This requirement is in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement for the 2020 Annual Meeting under Rule 14a-8(e).  A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters not received by the Company on a timely basis as set forth above, subject to applicable rules of the SEC.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (without exhibits) is being distributed with this Proxy Statement.  The Annual Report on Form 10-K is also available, without charge, by writing or telephoning Michelle Baumgarden, Evans Bancorp, Inc., One Grimsby Drive, Hamburg, NY 14075, (716) 926-2000.  In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC’s website (www.sec.gov) and the Company’s website (www.evansbancorp.com).

By Order of the Board of Directors,

EVANS BANCORP, INC.

Robert G. Miller, Jr.

Secretary

Hamburg, New York

March 21,  2019

APPENDIX A

EVANS BANCORP, INC.

2019 LONG-TERM EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1Purpose, Effective Date and Term.  The purpose of this 2019 Long-Term Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Evans Bancorp, Inc. (the “Company”), and its Subsidiaries, including Evans Bank, N.A. (the “Bank”), by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s shareholders.  The “Effective Date” of the Plan shall be the date the Plan is approved by the Company’s shareholders, which is expected to be April 25, 2019.  The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the day before the ten-year anniversary of the Effective Date.

Section 1.2Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 6.1.

Section 1.3Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards under the Plan shall be limited to Employees and Directors of the Company or any Subsidiary; provided, however, that an award (other than an award of an incentive stock option) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

Section 1.4Definitions.  Capitalized terms in the Plan shall be defined as set forth in the Plan.

Section 1.5No More Grants Under Prior Plan.  After the Effective Date, no more grants will be made under the Evans Bancorp, Inc. 2009 Long-Term Equity Incentive Plan (the “Prior Plan”).

ARTICLE 2 - DEFINED TERMS; CONSTRUCTION

Section 2.1In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)“10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan.  Such document is referred to as an agreement regardless of whether Participant signature is required.

(c)“Board” means the Board of Directors of the Company.

(d)If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means  personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Company, material breach of the Company’s or the Bank’s Code of Conduct, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  For purposes of this paragraph, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company.

(e)“Change in Control” has the meaning ascribed to it in Section 5.2.

(f)“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g)“Code Section 409A” means the provisions of Section 409A of the Code and any rules,    regulations and guidance promulgated thereunder.

     (h)“Committee” means the Committee acting under Article 6.

(i) “Director” means a member of the Board of Directors of the Company or a Subsidiary, and also includes advisory directors and directors emeritus.

(j) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act (with respect to the definition of “Non-Employee Director”) and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(k) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” or “Disabled” means that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(n) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(o) “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 3.2.
(p) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i)    the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)    if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii)    if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422.  For purposes of the exercise of an option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(q) Following a Change in Control, a termination of employment by an Employee who is a Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Participant’s base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Participant’s principal residence and more than fifteen (15) miles away from the location of the Participant’s principal executive office prior to the Change in Control.

(r) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(s) “Incumbent Directors” means:

(i)the individuals who, on the date hereof, constitute the Board; and

(ii)any new Director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

(t)	“Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant for Good Reason.
(u) “ISO” has the meaning ascribed to it in Section 3.1(a).
(v) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.
(w) “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(i)with respect to an Employee, attainment of age 65;

(ii)with respect to a Director, attainment of age 70.

(x) “SAR” has the meaning ascribed to it in Section 3.1(b).
(y) “SEC” means the Securities and Exchange Commission.
(z) “Securities Act” means the Securities Act of 1933, as amended from time to time.
(aa) “Service” means service as an Employee, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.
(bb) “Stock” means the common stock of the Company, $0.50 par value per share.

(cc) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(dd) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.  The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that such leave does not exceed 90 days, or if longer, as long as the Employee’s right to reemployment is guaranteed either by statute or contract.

(iii)If, as a result of a sale or other transaction, the Subsidiary by whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iv)Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section “(dd)” the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A.

(v)With respect to a Participant who is a Director, cessation of service as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ee) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(ff) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 2.2In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)indications of time of day mean New York time;

(f)“including” means “including, but not limited to”;

(g)all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

ARTICLE 3 - AWARDS

Section 3.1General.  Any award under the Plan may be granted singularly or in combination with another award (or awards).  Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement.  Subject to the provisions of Section 3.7, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of awards that may be granted under the Plan include:

(a)Stock Options.  A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be:  (i) granted after the ten‑year anniversary of the Effective Date; or (ii) granted to a non-Employee.  Unless otherwise specified in the Award Agreement or prohibited by statute, an option awarded to an Employee shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a non-qualified option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.  Grants of stock options do not include any dividend equivalent rights.

(b)Stock Appreciation Rights.  A stock appreciation right (an “SAR”) is a right to receive, in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee in accordance with Section 3.2 hereof.  Grants of SARs do not include any dividend equivalent rights.

(c)Restricted Stock Awards.  A Restricted Stock Award is a grant of shares of Stock, subject to a vesting schedule or the satisfaction of market conditions or performance measures.

(d)Restricted Stock Unit Awards.  A Restricted Stock Unit Award is similar to Restricted Stock Award, except that no shares of Stock are actually awarded to the Participant on the date of grant, and Restricted Stock Units are “deferred compensation” that is subject to Code Section 409A.

Section 3.2Exercise of Stock Options and SARs.  A stock option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and set forth in the Award Agreement.  In no event, however, shall a stock option or SAR be exercised later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Shareholder).  The “Exercise Price” of each stock option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.  The total number of shares that may be acquired upon the exercise of an option shall be rounded down to the nearest whole share.  Applicable tax withholding shall be deducted in accordance with Section 8.8.

Section 3.3.  Restricted Stock Awards and Restricted Stock Unit Awards.

(a) General.    Each Restricted Stock Award and Restricted Stock Unit Award shall be evidenced by an Award Agreement, which shall: (a) specify the number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award; (b) specify the date of grant of the Restricted Stock Award or Restricted Stock Unit Award; (c) specify the vesting period, and (d) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe, including, without limitation, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares of Stock are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.  All Restricted Stock Unit Award Agreements must specify the time and form of payment in accordance with Code Section 409A.

All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by or on behalf of the Committee, together with a stock power executed by the Participant in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant or held in street name (book form). To the extent deemed appropriate by the Committee, the Company may retain the certificates representing shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse.  In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Agreement between Evans Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Evans Bancorp 2019 Long-Term Equity Incentive Plan, copies of which are on file at the executive offices of Evans Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such awards.  In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such awards.  Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

Restricted Stock Unit Awards shall be evidenced by an award agreement that shall specify the periods of restriction, the number of Restricted Stock Units granted, the time and form of payment of the awards and such other provisions as the Committee shall determine.  Restricted Stock Unit Awards shall be paid in cash, shares of Stock or a combination of cash and shares of Stock as the Committee, in its sole discretion, shall determine.

(b) Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, but otherwise whether or not in cash, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed  to the Participant no later than two and one-half months following the end of the calendar year in which the Restricted Stock Award vests. Deemed dividends will be credited to the account of any Participants who are granted Restricted Stock Units, and such amounts shall be distributed to the Participant in the same time and form as the underlying Restricted Stock Unit.

(c) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.  Restricted Stock Units are not entitled to vote any shares of Stock.

(d)Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election, or other offer made to or elections made by the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Stock shall not be tendered Restricted Stock Units do not have any tender rights.

Section 3.4Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” shall be conditioned on the achievement of one or more objective performance measures as may be determined by the Committee.

(a)Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total shareholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non‑performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement.  In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 4.3.

(c)Adjustments.  Pursuant to this Section 3.4, in certain circumstances the Committee may adjust performance measures. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(d)Termination of Employment/Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain performance-based Restricted Stock Unit Awards and/or performance-based Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, the Bank, and any of their affiliates and/or subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards Agreements and may reflect distinctions based on the reason for termination, and provided that such provisions comply with the requirements of Code Section 409A with respect to Restricted Stock Units.

Section 3.5Vesting of Awards.  If the right to become vested in an award under the Plan (including the right to exercise an option) is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting shall be four (4) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control); provided, however, that unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting with respect to an award granted to Directors shall be one (1) year (subject to acceleration in such similar events as applied to Employees, and providing that service as a director emeritus shall constitute service for purposes of vesting).

Section 3.6Deferred Compensation.  If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 3.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 3.7Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 4.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option or SAR previously granted under the Plan.

Section 3.8Effect of Termination of Service on Awards.     The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of award.  Unless the Committee shall specifically state otherwise at the time an award is granted, all awards to an Employee or Director shall vest immediately upon such individual’s death, Disability or Retirement.  Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a)Upon the Termination of Service for any reason other than Disability, Retirement, death or Termination for Cause, stock options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and stock options and SARs may be exercised only for a period of three months following termination, and any shares of Restricted Stock or Restricted Stock Units that have not vested as of the date of termination shall expire and be forfeited.

(b)In the event of a Termination of Service for Cause, all stock options, SARs, Restricted Stock Awards and Restricted Stock Units granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c)Upon the Termination of Service for reason of Disability, Retirement or death, all stock options and SARs shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of Termination of Service, and options and SARs may be exercised for a period of one year following Termination of Service.  Provided, however, that no option shall be eligible for treatment as an ISO in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain ISO treatment for options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.

(d)The effect of a Change in Control on the vesting/exercisability of stock options, SARs, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 5 hereof.

ARTICLE 4 - Shares Subject to Plan

Section 4.1Available Shares.  The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 4.2Share Limitations.

(a)Share Reserve.  Subject to the following provisions of this Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to

(i)725,000  plus

(ii)The number of shares subject to outstanding awards under the Prior Plan as of the Effective Date, that, after the Effective Date, cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable shares.

The maximum number of shares of Stock that may be delivered pursuant to stock options (all of which may be granted as ISOs) is seven hundred and twenty five thousand (725,000) (.  The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards, Restricted Stock Units and/or stock settled SARs shall be five hundred and forty five thousand (545,000)  shares of Stock.  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 4.4.

(b)Computation of Shares Available.  For purposes of this Section 4.2 and in connection with the granting of a stock option, SAR, Restricted Stock Award, or Restricted Stock Unit, shares of Stock covered by an award shall only be counted as used to the extent they are actually issued.  Any shares of Stock related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares of Stock, shall be available again for grant under this Plan.  However, the full number of Stock Appreciation Rights or Restricted Stock Units granted that are to be settled by the issuance of shares of Stock shall be counted against the number of shares available for award under the Plan, regardless of the number of shares of Stock actually issued upon settlement of such Stock Appreciation Rights or Restricted Stock Units.  Further, any shares of Stock withheld to satisfy tax withholding obligations on awards issued under the Plan, shares of Stock tendered to pay the exercise price of awards under the Plan, and shares of Stock repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be returned as available shares of Stock under the Plan.  Any shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares of Stock, shall be available again for grant under this Plan.  The shares of Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

Section 4.3Limitations on Grants to Individuals.

(a) Stock Options and SARs.  The maximum number of shares of Stock that may be subject to stock options or SARs granted to any one Participant during any calendar year shall be fifty thousand shares (50,000).

(b) SARs.    The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SARs described under Section 3.1(b) which are granted to any one Participant during any calendar year shall be one million dollars ($1,000,000).

(c) Stock Awards or Restricted Stock Units.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 3.1(c) or Restricted Stock Units described under Section 3.1(d) which are granted to any one Participant shall be fifty-five thousand (55,000).

(d)Director Awards.  The maximum number of shares of Stock that may be covered by awards granted to all non-Employee Directors, in the aggregate, is 20% of the shares of Stock reserved under this Plan.  The maximum number of shares of Stock to be granted pursuant to Section 3.1(a) and Section 3.1(b) (relating to stock options and SARs) is twenty percent (20%) and the maximum number of shares of Stock that may be covered by awards granted to all non-Employee Directors, in aggregate, under Section 3.1(c) and 3.1(d) (relating to Restricted Stock Awards and Restricted Stock Units) shall be twenty percent (20%).  The foregoing limitations shall not apply to cash-based Director fees that a non‑Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

(e)Partial Performance.   Notwithstanding the preceding provisions of this Section 4.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could be awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award subject to adjustment pursuant to Section 4.4 hereof.

Section 4.4Corporate Transactions.

(a)General. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of stock options, SARs, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, SARs and Restricted Stock Awards and Restricted Stock Units, and (iii) the Exercise Price of stock options and SARs.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, SARs,  Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of stock options, SARs, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of stock options, SARs, Restricted Stock Awards or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles.

 (b)Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant  and prior to the consummation of such merger, consolidation or other business reorganization, any stock options or SARs granted under the Plan which remain outstanding shall be converted into stock options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding stock options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option or SAR being canceled.

(c)The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events, other than those described above, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Section 4.5Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 5 - CHANGE IN CONTROL

Section 5.1Consequence of a Change in Control.  Subject to the provisions of Section 4.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a)

At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all stock options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option or SAR).

(b)At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 3.1(c) and Restricted Stock Units described in Section 3.1(d) shall be fully earned and vested immediately.

(c)In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 5.2Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, with one or more other persons, other than a transaction following which:

(i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(b)the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

(c) a complete liquidation or dissolution of the Company or the Bank, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

(d) the occurrence of any event if, immediately following such event, Incumbent Directors do not aggregate at least a majority of the Company’s Board of Directors; or

(e)any event which would be described in Section 5.2(a), (b), (c) or (d) if the term “Bank” were substituted for the term “Company” therein and the term “Bank’s Board of Directors” were substituted for the term “Company’s Board of Directors” therein.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank or a subsidiary of either of them, by the Company, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  The term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

ARTICLE 6 - COMMITTEE

Section 6.1Administration. The Plan shall be administered by the members of the HR & Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any decision to make or administer awards that are made to Participants who at the time of consideration for such award  are persons subject to the short-swing profit rules of Section 16 of the Exchange Act.   The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 6.2Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance measures, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 7), to cancel or suspend awards, to grant awards as an alternative to, or as the form of payment for, grants or rights earned or due under compensation plans or similar arrangements of the Company, and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b)The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)The Committee will have the authority to define terms not otherwise defined herein.

(d)Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

(e)In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and Bylaws of the Company and applicable state corporate law.

Section 6.3Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 6.4Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 6.5Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 7 - AMENDMENT AND TERMINATION

Section 7.1General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 3.6,  Section 4.4 and Section 7.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 4.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s shareholders.

Section 7.2Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 7.2 or Section 3.6 to any award granted under this Plan without further consideration or action.

ARTICLE 8 - GENERAL TERMS

Section 8.1No Implied Rights.

(a)No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c)No Rights as a Shareholder.  Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 8.2Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the option while held in the trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this part “(iii”), the option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of non-qualified options under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.  Restricted Stock Awards shall not be transferable prior to the time that such awards vest in the Participant.

Section 8.3Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the

Committee and the members thereof shall not be under any further liability to anyone.

Section 8.4Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 8.5Award Agreement.  Each award granted under the Plan shall be evidenced by an Award Agreement.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

Section 8.6Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 8.7Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 8.8Tax Withholding.  Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to a stock option or SAR settled in stock, reducing the number of shares of Stock subject to the stock option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to Restricted Stock Award or Restricted Stock Unit, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting; or (iii) with respect to an SAR settled in cash, withholding an amount of cash.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 8.9Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 8.10Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 8.11Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 6.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 8.12No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 8.13Governing Law and Arbitration.

(a)The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in Erie County, New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

(b)Any dispute or controversy arising under or in connection with this Plan shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Company within fifty (50) miles from the location of the Company’s main office, in accordance with the rules of the American Arbitration Association then in effect.  Judgment may be entered on the arbitrator’s award in any court having jurisdiction.

Section 8.14Benefits Under Other Plans.  Except as otherwise provided by the Committee or specified in such other benefit plan, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 8.15Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 8.16Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)in the case of certified or registered U.S. mail, three (3) days after deposit in the U.S. mail; or

(c)in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt by facsimile, email or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.  In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of each of the Company’s Chief Executive Officer and to the Chief Administrative Officer at the following address:  One Grimsby Drive, Hamburg, New York 14075.

Adopted by the Board on ________________________________.

Adopted by the Shareholders on ___________________________.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3, and 5, and every 1 year on Proposal 4.

1. Election of Directors:

	For	Withhold
01 - David J. Nasca	☐	☐
02 - David R. Pfalzgraf, Jr.	☐	☐
03 - Thomas H. Waring, Jr.	☐	☐
04 - Lee C. Wortham	☐	☐

	For	Against	Abstain
2. Approval of the Evans Bancorp, Inc. 2019 Long-Term Equity Incentive Plan.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation paid to our named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Approval, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐

6. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Thirty-First Annual Meeting of Shareholders or any adjournment(s) thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

EVANS
BANCORP INC.

Revocable Proxy — Evans Bancorp, Inc.

PROXY FOR THE THIRTY-FIRST ANNUAL MEETING OF SHAREHOLDERS

Evans Bancorp, Inc.
1 Grimsby Drive
Hamburg, NY 14075

This Proxy is solicited on Behalf of the Board of Directors of Evans Bancorp, Inc.

The undersigned hereby appoints James E. Biddle, Jr. and Christina P. Orsi as Proxies, each with the power to appoint his/her substitute and hereby authorizes either of them to represent and to vote all the shares of Common Stock of Evans Bancorp, Inc. held of record by the undersigned at the close of business on March 4, 2019 at the Thirty-First Annual Meeting of Shareholders to be held on April 25, 2019, or any adjournments thereof, upon the matters listed on the reverse side hereof.

Each of the Proxies is authorized to vote, in his/her discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is given, this proxy will be voted FOR all the nominees listed in Proposal 1; FOR Proposals 2, 3, and 5, and every 1 YEAR on Proposal 4; and with discretionary authority on such other matters as may properly come before the meeting or any adjournment thereof. Shareholders may revoke this proxy following the procedures described in the accompanying Proxy Statement.**

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 21, 2019, and a copy of the Evans Bancorp, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2018. The undersigned hereby revokes any proxy or proxies heretofore given with respect to the Annual Meeting.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.